As filed with the Securities and Exchange Commission on October 21, 2003

                                              Securities Act File No. 333-______
                                      Investment Company Act File No. 811-21451

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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

                        (Check appropriate box or boxes)
           /X/ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                      / / Pre-Effective Amendment No. ____
                      / / Post-Effective Amendment No. ____

                                     and/or

       /X/ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                             / / Amendment No. ____

                                 MAN IP 220, LLC
               (Exact name of Registrant as specified in Charter)

                Address (Address of principal executive offices)

                               123 N. WACKER DRIVE
                                   28TH FLOOR
                                CHICAGO, IL 60606

       Registrant's Telephone Number, including Area Code: (312-881-6800)

                                 KIRSTEN CARLSON
                               123 N. WACKER DRIVE
                                   28TH FLOOR
                                CHICAGO, IL 60606

                     (Name and address of agent for service)

                          Copies of Communications to:

                            MICHAEL S. CACCESE, ESQ.
                           KIRKPATRICK & LOCKHART LLP
                                 75 STATE STREET
                                BOSTON, MA 02109

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

 As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box: / /

It is proposed that this filing will become effective (check appropriate box)
      /X/  when declared effective pursuant to section 8(c)


        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

-----------------------------------------------------------------------------------------------
     TITLE OF                         PROPOSED MAXIMUM       PROPOSED MAXIMUM      AMOUNT OF
 SECURITIES BEING    AMOUNT BEING    OFFERING PRICE PER     AGGREGATE OFFERING   REGISTRATION
    REGISTERED      REGISTERED (1)        UNIT (1)              PRICE (1)           FEE (1)
-----------------------------------------------------------------------------------------------
Units, $0.01 par        10,000              $100                $1,000,000          $80.90
value
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

(1) Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

        EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION,
                 ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale for these securities in any state in which such offer, solicitation, or sale would be unlawful prior to notification under the securities laws of any such state.

The information in this Prospectus is incomplete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities, and we are not soliciting offers to buy these securities, in any state where the offer or sale is not permitted.


                   SUBJECT TO COMPLETION, DATED OCTOBER 21, 2003

                                   PROSPECTUS

                                 MAN IP 220, LLC
                [ ] Units of Limited Liability Company Interests

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                      Price to Public       Sales Load        Proceeds to
                                                              Registrant
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        Per Unit           [$100]
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         Total
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The  investment  objectives  of Man IP 220,  LLC (the  "Fund")  are  medium-term capital appreciation and principal protection.

The Fund will seek capital appreciation through committing approximately 40% of the proceeds of this offering to a privately negotiated contractual agreement (the "Swap") with [a well-capitalized financial institution] unaffiliated with the Fund (the "[Counterparty]") through which the Fund will obtain exposure to the return, net of all costs, of a diversified alternative investment program (the "Benchmark"). The Benchmark is an actively managed investment account that includes allocations to (a) a diversified managed futures program implementing systematic trading strategies across a diversified range of markets and (b) a leveraged portfolio of hedge funds implementing a multi-strategy investment program.

The Fund will also seek principal protection through an agreement (the "Principal Protection Agreement") with the Counterparty under which the [Counterparty] commits to make up any shortfall in the event that the Fund's assets are insufficient on _____, 2015 ("Maturity") to return the net principal invested in the Fund for Units then outstanding (the "Principal Protection"). As required under the Principal Protection Agreement, the Fund will invest approximately 60% of the proceeds of this offering in zero-coupon securities issued by the United States government ("Government Securities") that, upon the Fund's maturity, are anticipated to be sufficient to return at a minimum the net principal invested in the Fund (i.e., Members' initial net investments) to the Members who hold their Units of the Fund, as defined below, until Maturity. Members who tender Units for repurchase prior to Maturity will do so at the Units' current value, which may be materially less than their net offering price.

The Fund does not intend to make any investment other than in the Government Securities and the Swap.

The offering is contingent on receipt of a minimum aggregate subscription of $25 million. All subscription amounts will be held in escrow until _____, 2003, unless extended. If on _____, 2003, the Fund has not received aggregate subscriptions amounting to $25 million, all subscription amounts received and held in escrow will be returned to subscribing investors, without payment of interest. Notwithstanding the above, the offering date may be extended a reasonable period, upon appropriate disclosure to subscribing investors. If the period is extended, the Fund will provide subscribing investors a reconfirmation offer, under which those subscribers must affirmatively elect to reconfirm their subscription. Any subscribing investor not reconfirming a subscription will have their funds returned, without payment of interest.

In making an investment decision, an investor must rely upon his, her or its own examination of the Fund and its units of limited liability company interest (the "Units") as well as the terms of this offering, including the merits and risks of the Fund described in this Prospectus. The Units have not been approved or disapproved by the Securities and Exchange Commission or any other U.S. federal or state governmental agency or regulatory authority or any national securities exchange. No agency, authority, or exchange has passed upon the accuracy or adequacy of this Prospectus or the merits of an investment in the Units. Any representation to the contrary is a criminal offense.

TO ALL INVESTORS

No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus, the statement of additional information ("SAI"), or the accompanying exhibits. In determining whether to invest in the Units, you should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. This Prospectus is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Units and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this document). Prospective investors should not construe the contents of this Prospectus as legal, tax, or financial advice. Each prospective investor should consult his, her, or its own professional advisors as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund for the investor.

The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund's Limited Liability Company Agreement (the "LLC Agreement"), the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws, pursuant to registration or exemption from these provisions.

This Prospectus concisely provides information that a prospective investor should know about the Fund before deciding whether to invest. You are advised to read this Prospectus carefully and, if you decide to invest, to retain it for future reference. Additional information about the Fund, including the SAI dated _______ __, 2003, has been filed with the SEC. The SAI is available upon request and without charge by writing the Fund at 123 N. Wacker Drive, 28th Floor, Chicago, IL 60606 or by calling the Fund at (800) 838-0232. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page _____ of this Prospectus. The SAI, and other information about the Fund, is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Units are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

The Fund is not making an offer of Units in any state or other jurisdiction where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

FOR A DISCUSSION OF CERTAIN RISK FACTORS AND SPECIAL CONSIDERATIONS WITH RESPECT TO OWNING UNITS, SEE "RISK FACTORS" BEGINNING ON PAGE __ AND "THE FUND" BEGINNING ON PAGE __ OF THIS PROSPECTUS.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY.............................................................6

RISK FACTORS..................................................................20

    Overview..................................................................20

    General Risks of an Investment in the Fund................................20

    Risks Specific to the Benchmark...........................................26

    Limits of Risk Disclosures................................................32

USE OF PROCEEDS...............................................................32

The Fund......................................................................32

    Structure.................................................................33

INVESTMENT PROGRAM............................................................33

    Investment Objective......................................................33

    Description of the [Counterparty].........................................36

    The Swap..................................................................36

    The Benchmark.............................................................36

    Investment Policies.......................................................41

    Leverage..................................................................42

    Investment Selection......................................................42

MANAGEMENT OF THE FUND........................................................42

    General...................................................................42

    Administrative, Accounting, Custody, Transfer Agent,
      and Registrar Services..................................................45

    Investor Servicing Arrangements...........................................45

    Principal Protection and Swap Fees........................................46

SUBSCRIPTIONS FOR UNITS.......................................................46

    Subscription Terms........................................................46

    Investor Qualifications...................................................47

REPURCHASES AND TRANSFERS OF UNITS............................................48

    No Right of Redemption....................................................48

    Repurchases of Units......................................................48

    Repurchase Procedures.....................................................49

    Required Repurchases......................................................50

CALCULATION OF NET ASSET VALUE................................................50

UNITS AND CAPITAL ACCOUNTS....................................................51

    General...................................................................51

    Allocation of Net Profits and Losses......................................52

    Allocation of Special Items...............................................52

    Reserves..................................................................52

VOTING  53

TAXES   53

    Tax Treatment of Fund Operations..........................................53

DISTRIBUTION ARRANGEMENTS.....................................................55

    General...................................................................55

    Purchase Terms............................................................56

GENERAL INFORMATION...........................................................57

TABLE OF CONTENTS OF THE SAI..................................................58

APPENDIX A: INVESTOR CERTIFICATION............................................59

APPENDIX B: COMPARABLE PERFORMANCE INFORMATION................................62

APPENDIX C: LIMITED LIABILITY COMPANY AGREEMENT...............................63

                               PROSPECTUS SUMMARY

The following is only a summary of the Prospectus and does not contain all of the information that you should consider before investing in Man IP 220, LLC. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information ("SAI").

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THE FUND       Man IP 220, LLC (the "Fund") is a newly formed  Delaware  limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. Glenwood Capital Investments, L.L.C., a member of the Man Group plc group of companies ("Man Group"), serves as the Fund's investment adviser (the "Adviser").

               The Fund will offer and sell units of limited liability company interest (the "Units") at a single closing primarily to high net worth individual and institutional investors. Investors who purchase Units in the offering will become members of the Fund (the "Members"). There is no limit on the number of investors who may invest in the Fund.

               The Fund's Board of Managers  (each  individually a "Manager" and collectively  the "Board")  oversee the operations and management of the Fund.
--------------------------------------------------------------------------------
INVESTMENT     The  Fund's   investment   objectives  are  medium-term   capital
OBJECTIVE      appreciation and principal protection.
AND PRINCIPAL
STRATEGIES     CAPITAL  APPRECIATION.  The Fund  will seek  medium-term  capital appreciation through committing approximately 40% of the proceeds of this offering to a privately negotiated contractual agreement
               (the "Swap") with [a well-capitalized financial institution] unaffiliated with the Fund (the "[Counterparty]") through which the Fund will obtain exposure to the return, net of all costs, of a diversified alternative investment program (the "Benchmark").

               The Fund's profit potential depends upon the Swap, is subject to risk, and is not guaranteed. The Swap is indexed to the performance, net of all costs, of the Benchmark. As discussed further below, the Benchmark is comprised of (a) the Man-AHL Program, a diversified leveraged managed futures program implementing systematic trading strategies across a diversified range of markets and (b) the Man-Glenwood Portfolio, a leveraged portfolio of hedge funds implementing a multi-strategy investment program. Due to leverage embedded in the Benchmark, the Fund's initial notional exposure will equal (a) a notional exposure of approximately 100% of the proceeds of the Fund's offering to the diversified leveraged managed futures trading program and (b) a notional exposure of approximately 60% to the fund of hedge funds portfolio - a total notional exposure of up to 160% of the offering proceeds. Fluctuations in the value of the components of the Benchmark may result in a reduction in value or elimination of the Swap, and therefore the Fund's exposure to the Benchmark. The ability of the Swap to maintain Benchmark exposure depends on the Swap not incurring material losses, especially early losses. See "Investment Program."

               PRINCIPAL PROTECTION. As discussed below, the Fund will also seek principal protection through an agreement (the "Principal
               Protection Agreement") with the [Counterparty] under which the [Counterparty] commits to make up any shortfall in the event that the Fund's assets are insufficient on _____, 2015 ("Maturity") to return the net principal invested in the Fund for Units then outstanding (the "Principal Protection"). As required under the Principal Protection Agreement, the Fund will invest
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                                       6

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               approximately 60% of the proceeds of this offering in zero-coupon securities issued by the United States government ("Government Securities") that, upon the Fund's maturity, are anticipated to be sufficient to return at a minimum the net principal invested in the Fund (i.e., Members' initial net investments) to the Members who hold their Units until Maturity. Members who tender Units for repurchase prior to Maturity will do so at the Units' current value, which may be materially less than their net offering price.

               GENERAL. The Fund does not intend to make any investments other than in the Government Securities and the Swap and will not invest in any of the Benchmark components.

               The cumulative return to Members who hold their Units until Maturity will equal (a) the return of the net offering price of such Units under the Principal Protection, plus (b) any value attributable to such Units under the Swap. Unless the Swap has a net return, the Fund cannot achieve its objective of medium-term capital appreciation. The net return on the Swap will be determined by the combination of the performance of the Benchmark and the Swap's ability to maintain exposure to the Benchmark and the [Counterparty]'s ability to honor its obligation to the Fund.

               At the time of any repurchase by the Fund of a Member's Units prior to Maturity as described below, a Member will receive an amount for such Units that reflects the pro rata portion of the current liquidation value of the Government Securities and the fair value of the Swap. Such amount may be less than the Member's original contribution if the net value of the Government Securities and the Swap is less than the net offering price of Units (material losses will be incurred by any investor who does not hold Units until Maturity if interest rates rise during the period prior to Maturity, causing the Government Securities to decline in value, unless the value of the Swap at the time of repurchase of such investor's Units prior to Maturity offsets such decline).

               PORTFOLIO ADVANTAGES. The Fund offers sophisticated investors the following potential advantages:

                    o Diversification of risk by providing exposure to a broad range of alternative investments across a number of investment strategies and markets with a low correlation with traditional stock and bond portfolios.

                    o Protection of investors' initial net investment for investors who hold their Units until Maturity.

                    o Exposure -- provided that losses do not diminish or terminate the Benchmark exposure provided by the Swap -- to hedge fund and managed futures strategies otherwise obtainable only for a much larger investment.

                    o Greater stability of returns than would be likely under a limited number of investment strategies and markets.

                    o  Limited liability.

                    o  Administrative convenience.

               See "Investment Program."
--------------------------------------------------------------------------------
 [COUNTERPARTY]         [Insert description of [Counterparty].]
--------------------------------------------------------------------------------
THE SWAP The Swap is a private contract negotiated between the Fund and the [Counterparty]. The Swap will be documented on the applicable form of master agreement published by the International Swaps and Derivatives Association, Inc. ("ISDA"). Under the Swap, the Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               and the [Counterparty] will be obligated to make payments to each other, as specified in the Swap Agreement.

               The Swap Agreement requires [insert summary of terms of Swap Agreement]

               The Fund will be a general, unsecured creditor of the [Counterparty]. The Counterparty is not required -- under the terms of the Swap -- to enter into any specific transaction or transactions in order to meet or hedge its obligations to the
               Fund under the Swap, and it may change any investment that it makes in its sole discretion. However, exercising its discretion to hedge the exposure to the Benchmark created by the Swap, the [Counterparty] initially intends to invest in the investment strategies and/or products that comprise the Benchmark.
--------------------------------------------------------------------------------

THE BENCHMARK  The  Benchmark is designed to provide  exposure to the  Benchmark components through a special purpose vehicle established as an indexing reference that allocates its assets between (a) a diversified leveraged managed futures program implementing systematic trading strategies across a diversified range of markets (the "Man-AHL Program") and (b) a leveraged portfolio of hedge funds that implements a multi-strategy investment program (the "Man-Glenwood Portfolio").

               The special purpose vehicle, [ ], has been established in Bermuda by a charitable organization to which the Man Group makes contributions. The charitable organization and the special purpose vehicle are both independent of any member of the Man Group. [ ] maintains its model exposure through a custodial account (the "Custodial Account"), which invests in the Benchmark components based on the IP 220 formula. Man Investments Limited, a United Kingdom investment management company ("MIL"), administers the Benchmark model formula. MIL is a member of the Man Group. The [Counterparty] initially intends to invest, and certain offshore investors also may invest, in the Custodial Account to access the IP 220 model.

               Based on leverage embedded in the Benchmark, the initial notional exposure of the Fund to the performance of the Benchmark consists of a notional exposure to the Man-AHL Program equal to approximately 100% of the proceeds of the offering plus a notional exposure to the Man-Glenwood Portfolio equal to approximately 60% of such proceeds, for total notional exposure reflected in the performance of the Benchmark of up to 160% of offering proceeds. The Benchmark is rebalanced monthly (and the components deleveraged or releveraged if value changes exceed certain parameters) in order to maintain an aggregate exposure consistent with this approximate ratio, which MIL may change from time to time. MIL monitors the market environment and may adjust the allocation weightings between the Man-AHL Program and the Man-Glenwood Portfolio.

                    o The Man-AHL Program is quantitative and primarily directional - seeking to identify and take advantage of upward and downward price trends. Trading takes place 24 hours per day using real time price information to respond to price moves across a range of global markets encompassing stock indices, bonds, currencies and short-term interest rates. The instruments traded are primarily futures and OTC foreign exchange forwards. In addition to sector and market diversification, the Man-AHL Program seeks to achieve diversification by combining various systems driven by computerized processes or trading algorithms, which sample prices in real time and measure price momentum and breakouts spread over approximately 100 markets traded. The trading algorithms seek to capture price trends and close out positions when a high probability exists of a different trend developing, although the Man-AHL Program may
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       include algorithmic systems based on certain forms of quantitative fundamental data such as interest rate data. For diversification, the Man-AHL Program deploys investment capital across the full range of sectors and markets. Factors determining asset allocation weightings to different sectors and markets include market and sector correlations, expected returns, market access costs and market liquidity. Market exposure is dynamically adjusted in real time to reflect changes in the volatility of individual markets. The Man-AHL Program systems are intended to target defined volatility levels rather than returns, assisted by computer-supported analytical instruments and real time risk control and management information systems. The Man-AHL Program has been in existence since 1983, and is managed by MIL.

                       The Man-AHL Program uses margin and considerable leverage to reach model allocations. In addition to the Custodial Account's margin requirements at the futures broker used for the Man-AHL Program, the Custodial Account also uses lines of credit provided by the futures broker (a member of the Man Group).

                    o The Man-Glenwood Portfolio is a portfolio of hedge funds and is managed by Man-Glenwood GmbH, a limited liability company incorporated in Switzerland. Man-Glenwood GmbH is a member of the Man Group and affiliated with the Adviser. The Man-Glenwood Portfolio implements investment strategy by allocating monies to multiple independent investment managers. These independent investment managers employ diverse alternative investment strategies through hedge funds (the "Hedge Funds"), which also may use leverage in their investment strategies. The investment managers and the allocation of monies among them are changed on an ongoing basis. The objective in changing investment managers and allocations is to optimize the balance between profit potential and volatility control, as well as between a number of other parameters such as the variety of trading strategies employed, portfolios traded and life cycle of performance patterns.

                       The Man-Glenwood Portfolio seeks to minimize manager, strategy and market risk by investing across large numbers of managers that implement complementary investment strategies aimed at exploiting market inefficiencies. Diversification among investment managers in the Man-Glenwood Portfolio is a key objective, the aim being to provide significantly greater stability of returns than would be likely were the investment capital managed pursuant to a limited number of strategies and managers. Different investment managers may perform well over a complete market cycle, but their period of above-average and below-average performance may not necessarily coincide. As a consequence, an investment in a portfolio of managers using a variety of investment approaches in various Hedge Funds tends to be more stable than an investment with any single strategy and/or any single manager. The broad diversification among strategies and managers is intended to permit the Man-Glenwood Portfolio to maintain substantial upside potential under a wide range of market conditions while reducing the variability of returns. The Man-Glenwood
                       Portfolio may therefore be expected to have a low correlation to the performance of traditional stock and bond portfolios.

                       The Benchmark's model exposure to the Man-Glenwood Portfolio is obtained initially through the Custodial Account's investment in a collateralized fund obligation ("CFO"), Man Glenwood Alternative Strategies I (the "Man-Glenwood CFO"). The Man-Glenwood CFO is a leveraged structure consisting of equity shares and five senior debt tranches maturing in 2009. The assets of the
--------------------------------------------------------------------------------

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                       Man-Glenwood  CFO  collateralize  the debt tranches.  The
                       monies raised by the Man-Glenwood CFO from the issuance of its shares and leverage from issuance of debt are invested under the advice of its investment adviser,
                       Man-Glenwood   GmbH,  in  the   Man-Glenwood   Portfolio.
--------------------------------------------------------------------------------
THE ADVISER    The  Adviser is an  Illinois  limited  liability  company  and is registered with the CFTC as a commodity pool operator and commodity trading advisor and is a member of National Futures
               Association ("NFA"). The Adviser is also registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

               The Adviser, which was founded through a predecessor firm in 1987, currently advises approximately $4.7 billion (as of April 10, 2003), on a discretionary and non-discretionary basis for both private clients and institutional investors around the world. Since October 2000, the Adviser has been a wholly-owned subsidiary of Man Group plc, a company listed on the London Stock Exchange and a constituent of the FTSE 100 index of leading UK stocks. Man Group plc is a diversified global financial services firm that engages in a broad spectrum of activities including financial advisory services, asset management activities, sponsoring and managing private investment funds, engaging in broker-dealer transactions, and other activities, and has approximately $30 billion under management (as of July 9, 2003).

               As described above, the Custodial Account and the components of the Benchmark are managed by entities in the Man Group.

               The principals of the Adviser will devote such time to the Fund's ongoing operations as they deem advisable in order to implement and monitor its investment program. The Adviser's personnel have substantial experience in managing other investments, a fund registered under the 1940 Act, and private investment funds. Certain of these clients and private investment funds pursue investment programs and strategies that are similar, in whole or in part, to those of the Fund.

               See "Management of the Fund - General."
--------------------------------------------------------------------------------
MANAGEMENT     Under  the  terms  of an  investment  management  agreement  (the
FEE            "Management Contract"), the Fund will pay the Adviser a quarterly fee computed at the annual rate of __% of the aggregate value of its outstanding Units determined as of the last day of the quarter (calculated before any repurchases of Units as of such date) ("Quarter-End Value").

               See "Management of the Fund - General."
--------------------------------------------------------------------------------
PRINCIPAL Under the Principal Protection commitment, the [Counterparty] PROTECTION will receive a quarterly fee from the Fund computed at the annual
AND SWAP       rate  of ___% of the  Quarter-End  Value.  Under  the  Swap,  the
FEES           [Counterparty]  will  receive  a  quarterly  fee  from  the  Fund computed at the annual rate of ___% of the Quarter-End Value.
--------------------------------------------------------------------------------
ADMINISTRATION The Adviser will provide certain  administrative  services to the
FEES           Fund. In consideration for these services,  the Fund will pay the
               Adviser a  quarterly  fee  computed at the annual rate of [ ]% of the Quarter-End Value (the "Administration  Fee"). In addition to the  administrative  services  provided by the Adviser,  [ ] will provide certain other accounting and  administrative  services to the Fund. In consideration of these services, the Fund will pay [
               ] a  quarterly  fee  computed  at the annual  rate of [ ]% of the
               Quarter-End Value (the "Accounting and Other Services Fee").
--------------------------------------------------------------------------------

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INVESTOR       The Fund  will  pay a  quarterly  fee of [ ]% of the  Quarter-End
SERVICING      Value to Man Investments Inc. (the  "Distributor"),  to reimburse
FEE            it for  payments  made to  broker-dealers  and certain  financial advisers  ("Investor  Service  Providers")  that  have  agreed to
               provide  ongoing  investor   services  and  account   maintenance
               services to their investors as well as for the Distributor's own ongoing investor servicing. Each Investor Service Provider will be paid based on the Quarter-End Value of outstanding Units held by investors that receive services from the Investor Service
               Provider.

               In addition,  the  Distributor (or one of its affiliates) may pay from  its  own  resources  additional  compensation  to  Investor
               Service Providers for ongoing  servicing.  See "Management of the
               Fund - Investor Servicing Arrangements."
--------------------------------------------------------------------------------
INVESTOR       Each investor  will be required to represent  that he, she, or it
ELIGIBILITY    is acquiring  Units  directly or indirectly  for the account of a
               "Qualified  Investor,"  which  includes an  individual or company
               (other than an investment company) who:

                    o has a net worth (or in the case of individuals, a joint net worth with the person's spouse) immediately prior to the time of purchase in excess of $1.5 million, or

                    o after the purchase of Units has at least $750,000 under the management of the Adviser or affiliates, or

                    o  meets certain other qualification requirements.

               The qualifications  required to invest in the Fund will appear in
               a   subscription   agreement  that  must  be  completed  by  each
               prospective investor.

               See "Investor Qualifications."
--------------------------------------------------------------------------------
INVESTOR
SUITABILITY    An investment in the Fund involves substantial risks.

               If the Benchmark declines, the Benchmark exposure obtained through the Swap may be reduced or eliminated resulting in a reduction or elimination of the Fund's profit potential.

               If interest rates rise subsequent to the purchase of the Units, the Government Securities held by the Fund will decline materially in liquidation value, resulting in material losses for investors who tender their Units for repurchase prior to Maturity unless the value of the Swap at the time of repurchase of such investors' Units offsets such decline.

               Before making an  investment  decision,  an investor  and/or his, her, or its adviser  should (i) consider the  suitability of this investment with respect to his, her, or its investment objectives and personal  situation  and (ii)  consider  factors such as his, her, or its personal net worth, income, age, risk tolerance,  and liquidity needs.
--------------------------------------------------------------------------------
THE OFFERING   The Fund is offering $[ ] in Units through the  Distributor,  and through brokers and dealers that have entered into selling agreements with the Distributor. See "Distribution Arrangements."
               It is expected that the offering of Units will close on __________, 2003. The Units will be sold only at a single closing date.

               The offering is contingent on receipt of a minimum aggregate subscription of $25 million. All subscription amounts will be held in escrow with [ ] until _____, 2003, unless extended. If on _____, 2003, the Fund has not received aggregate subscriptions amounting to $25 million, all subscription amounts received and held in escrow will be returned to subscribing investors, without payment of interest. Notwithstanding the above, the offering date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               may be extended a reasonable period, upon appropriate disclosure to subscribing investors. If the period is extended, the Fund will provide subscribing investors a reconfirmation offer, under which those subscribers must affirmatively elect to reconfirm their subscription. Any subscribing investor not reconfirming a subscription will have their funds returned, without payment of interest.

               The minimum investment in the Fund by any Qualified Investor is $25,000. The Fund may accept orders for any lesser amount.

--------------------------------------------------------------------------------
BORROWING      The  Fund is  authorized  to  borrow  money  to  meet  repurchase requests and for cash management purposes. The Fund will not, however, borrow money for investment purposes (a practice known as "leverage"), which would involve certain risks. Borrowings by the Fund will be subject to a 300% asset coverage requirement under the 1940 Act.

               In addition, the Benchmark upon which the Swap's notional value is based is highly leveraged; as a result, investors in the Fund are indirectly subject to the risks of using leverage. Leverage increases the risk of loss, and Benchmark losses would result in a decline in the fair value of the Swap.

               See "Risk  Factors - Use of Leverage" and  "Investment  Program -
               Investment Strategies - Leverage."
--------------------------------------------------------------------------------
CLOSED-END     The Fund has been organized as a closed-end management investment
FUND           company.   Closed-end  funds  differ  from  open-end   management
STRUCTURE:     investment  companies  (commonly  known as mutual  funds) in that
LIMITED        closed-end  fund  shareholders  do not have the  right to  redeem
LIQUIDITY      their shares on a daily basis. In order to meet daily  redemption
AND TRANSFER requests, mutual funds are subject to more stringent regulatory RESTRICTIONS limitations than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in "illiquid" securities. In contrast, the Fund will not redeem
               Units, and in excess of 15% of the Fund's portfolio may be considered "illiquid." For this reason, the Fund is organized as a closed-end fund. See "Risk Factors - Units Have Limited
               Liquidity."

               The Fund will not list the Units on any securities exchange,  and it is not expected that any secondary market will develop for the
               Units.  Members will not be able to redeem their Units on a daily basis because the Fund is a closed-end  fund. In addition,  Units are subject to transfer  restrictions  that permit transfers only to persons who are  Qualified  Investors or receive Units by gift or bequest and who hold their Units through brokers or dealers or certain  financial  advisers  that  have  entered  into  investor servicing  agreements with the Fund.  Brokers,  dealers,  certain
               investment   advisers  or  the  Fund  may   require   substantial
               documentation  in connection with a requested  transfer of Units, and Members  should not expect that they will be able to transfer their Units.  Units may not be exchanged  for shares of any other fund. As described below, in order to provide a limited degree of liquidity,  the Fund will consider  whether to conduct  quarterly repurchase  offers for  outstanding  Units.  An investment in the
               Fund is  suitable  only for  investors  who can  bear  the  risks associated with the limited liquidity of the Units,  which should not be  considered a short-term  investment.  See "Risk Factors -
               Types of Investments  and Related Risks - Limited  Liquidity" and
               "- Illiquid Investments."
--------------------------------------------------------------------------------
TENDER OFFERS Because the Fund is a closed-end fund, Members do not have the AND OTHER right to require the Fund to redeem any or all of their Units. To REPURCHASES provide a limited degree of liquidity to investors, the Fund may OF UNITS BY from time to time offer to repurchase Units pursuant to written
THE FUND       tenders by Members.  Repurchases  will be made at such times,  in
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               such amounts, and on such terms as may be determined by the Board, in its sole discretion. It is expected that any repurchase of Units would reflect a specified dollar amount of Units determined by the Board and not a specific number of Units. In determining whether the Fund should offer to repurchase Units, the Board will consider a variety of operational, business and economic factors. In this regard, the Board expects that the Fund will initially offer to repurchase Units from Members on ______, 200_. The Board expects that after that date the Fund will ordinarily offer to repurchase Units from Members quarterly, on each March 31, June 30, September 30, and December 31 (or, if any such date is not a business day, on the immediately preceding business day). See "Repurchases and Transfers of Units."

               The Fund has the right to  repurchase  the Units of any Member if the Board determines that the repurchase is in the best interests of the Fund or upon the occurrence of certain events specified in the LLC  Agreement,  including,  but not  limited  to,  attempted transfers in violation  of the  transfer  restrictions  described above.  See  "Repurchases  and  Transfers  of  Units- No Right of
               Redemption" and "- Repurchases of Units."
--------------------------------------------------------------------------------
DISTRIBUTION   The Fund does not presently intend to make periodic distributions
POLICY         of its net income or gains,  if any, to  Members.  The amount and times of  distributions,  if any,  will be determined in the sole discretion of the Board.  Whether or not  distributions are made,
               Members will be required each year to pay any applicable  federal and state income taxes.
--------------------------------------------------------------------------------
PROVISION OF   The Fund will furnish to Members as soon as practicable after the
TAX            end of each taxable  year such  information  as is necessary  for
INFORMATION them to complete federal and state income tax or information TO MEMBERS returns along with any tax information required by law. The Fund anticipates  sending  Members  an  unaudited  semi-annual  and an audited  annual  report  within  60 days  after  the close of the period for which the report is being made,  or as required by the
               1940 Act. See "Fiscal Year" below.
--------------------------------------------------------------------------------
TAXATION       The  Fund  intends  to  operate  as a  partnership  and not as an association  or  a  publicly  traded  partnership  taxable  as  a corporation for U.S. federal income tax purposes. The Fund should not be subject to U.S.  federal  income tax, and each Member will be required  to report on his,  her, or its own annual tax return the Member's  distributive  share of the Fund's taxable income or loss.  Members  will be  required  to pay tax each  year on their investments in the Fund,  despite receiving no distributions from
               it.  If  the  Fund  were  determined  to be an  association  or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to  corporate  income tax and any  distributions  of profits  from the Fund would be treated as dividends. See "Taxes."
--------------------------------------------------------------------------------
FISCAL YEAR    The  fiscal  year of the Fund  shall  end on March  31,  with the taxable year ending on December 31.

--------------------------------------------------------------------------------
RISK FACTORS   OVERVIEW.  The Fund  invests all of its assets in the Swap and in
               the  Government   Securities  (under  the  Principal   Protection
               Agreement). If investors receive only the return of their net subscriptions at Maturity they will have lost the use of their subscription monies for approximately 12 years. At Maturity, to the extent that the accreted value of the Government Securities is insufficient to return the net principal invested in the Fund for Units then outstanding (and the Swap has insufficient value at Maturity to cover the difference), the return of principal invested in the Fund will depend on the creditworthiness of the [Counterparty].

               No assurance can be given that the Benchmark will be profitable. As a result of the leverage embedded in the Benchmark,
--------------------------------------------------------------------------------

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               fluctuations in the value of one or both of the components of the
               Benchmark (which are highly leveraged and acquire positions that are significant multiples of the Fund's notional exposure to the Benchmark components) may result in a reduction in value or elimination of the Swap, and therefore the Fund's exposure to the Benchmark.

               Despite the leverage embedded in the Benchmark, the Fund's maximum exposure to loss on the Swap at any given time is limited to the current value of the Swap (initially 40% of the Fund's offering proceeds).

               The risks to which an investor in the Fund is subject may be divided into two categories: (1) general risks of an investment in the Fund; (2) risks specific to the Benchmark.

               GENERAL RISKS. The risks to which an investor in the Fund is directly subject include the following:

                    o  POTENTIAL   LOSS   OF   INVESTMENT.   No   guarantee   or
                       representation is made that the Fund's investment program will be successful.

                    o [COUNTERPARTY] RISKS - Investors in the Fund are relying on the performance of the [Counterparty] under the Swap and the Principal Protection Agreement, and on the general creditworthiness of the [Counterparty]. If the [Counterparty] fails to honor its obligations to the Fund, investors would be placed at risk of loss, and changes in the [Counterparty]'s credit rating may reflect changes to that risk. In addition, in an insolvency or similar event with respect to the [Counterparty], the [Counterparty] may be unable to meet its obligations to the Members. See the financial statements of the [Counterparty] set forth in the SAI.

                    o SWAP RISKS - The Swap is an unsubordinated, unsecured, contractual obligation of the [Counterparty] and gives investors no rights or interests in the Benchmark, the Custodial Account or any of the underlying assets. As such, an investment in the Swap will place an investor in the position of a creditor of the [Counterparty] who assumes concomitant credit risk. In an insolvency or similar event with respect to the [Counterparty], the [Counterparty] may be unable to meet its obligations to the Members. In addition, the [Counterparty]'s failure to make investments that enable it to meet its obligations under the Swap may have an adverse impact on the [Counterparty]'s financial condition. Moreover, even if the [Counterparty] is correct in its forecasts, there is a risk that the Swap position may correlate imperfectly with the liability owed to the Fund. Should the [Counterparty] become insolvent or financially distressed, an investment in the Swap, including principal, could be wholly or partially lost, regardless of the Benchmark gains. See the [Counterparty]'s financial statements set forth in the SAI.

                          o STRUCTURED INVESTMENT - The Swap held by the Fund will be linked to performance of the Benchmark. The value of the Swap will depend upon increases and decreases in the Benchmark, as well as on the Swap avoiding losses that force the reduction or elimination of its exposure to the Benchmark. The Swap, as discussed above, also exposes the Fund to the credit risk of the [Counterparty]. Non-performance by the [Counterparty] of its obligations under the Swap would expose the Fund to losses, irrespective of how the Benchmark itself has performed. A structured investment such as the Swap may expose the Fund to additional liquidity risks because there is not expected to be a liquid
--------------------------------------------------------------------------------

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                             market  within  which to transfer or dispose of the
                             Swap.

                          o EFFECT OF FLUCTUATIONS IN BENCHMARK COMPONENTS ON THE SWAP. Fluctuations in the value of the components of the Benchmark may result in a reduction in value or elimination of the Swap (if the Benchmark falls to zero value), and therefore of the Fund's exposure to the Benchmark and the Fund's profit potential. The leverage embedded in the Benchmark may cause such fluctuations to be greater than would be the case in the absence of leverage.

                          o EFFECTIVE LAYERING OF FEES - The Swap reflects the performance of the Benchmark, and the performance of the Benchmark reflects the performance of its components net of fees, including transaction costs and management and incentive fees. The Fund will pay certain fees to the [Counterparty] related to the Swap.

                          o ESTIMATES - The value of the Swap is derived from the performance of the Benchmark. Assessment of the accuracy of the valuation of the Benchmark may not be possible because the valuations of the Man-AHL Program and Man-Glenwood Portfolio may not be accurate. For example, the values that the Valuation Agent, as defined below, places on the Man-Glenwood Portfolio portion of the Benchmark, may be based on information received from the Hedge Funds. The net asset values received from such Hedge Funds are typically estimates only and, unless materially different from actual values, are generally not subject to revision. Revisions in financial statements provided by the Hedge Funds to the sponsor of the Man-Glenwood Portfolio portion of the Benchmark may result in a recalculation of the Benchmark, which would affect the Fund's own net asset value through the Swap return.

                    o RISKS OF THE BENCHMARK -The Benchmark is subject to a number of risks, including:

                          o ACCESS RISK - [ ] must maintain its investment in the components in order for the Benchmark to continue to exist.

                          o LACK OF REGISTRATION - The components of the Benchmark are not United States entities and are not registered under any laws of the United States. The Benchmark therefore is not subject to any protections offered by the laws of the United States.

                          o DISCONTINUANCE OF OR CHANGE IN THE BENCHMARK - In the event of an exceptional decline in the trading level of the Man-AHL Program and/or the Man-Glenwood Portfolio to a level insufficient to sustain the normal operation of one or both, or in the event that the Man Group determines to cease one or both component parts of the Benchmark for any other reason, the Man-AHL Program and/or the Man-Glenwood Portfolio may cease trading or otherwise be terminated.

                          o LEVERAGE PROVIDED TO THE MAN-AHL PROGRAM - In the Benchmark, the Man-AHL Program must use considerable leverage to provide a model allocation. After meeting the initial margin requirement in the Man-AHL Program, the Custodial Account may obtain lines of credit provided by the futures broker used for the Man-AHL Program (a member of the Man Group). If the Man Group
--------------------------------------------------------------------------------
                                       15

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                             discontinued,  or became unwilling to extend,  this
                             credit and credit was otherwise not available, the Benchmark would not operate with its model exposure to the Man-AHL Program.

                          o  LEVERAGED  EXPOSURE  TO THE  FUND  OF  HEDGE  FUNDS
                             PORTFOLIO -The Benchmark intends to leverage exposure to the portfolio of hedge funds through investment in equity of the Man Glenwood CFO. Upon the maturity of the Man-Glenwood CFO's debt tranches in 2009, which provide leverage, there is no guarantee that the Benchmark will be able to substitute for the leverage provided by the CFO under the Benchmark's model exposure. This would result in less than such model exposure to the Man-Glenwood Portfolio.

                          o REBALANCING OF COMPONENTS -The Benchmark will not be able to maintain its model exposure if it is not rebalanced within model parameters, which may involve deleveraging or releveraging the exposure to the components. There is illiquidity risk involved with such deleveraging and releveraging. The Man-Glenwood CFO used to provide leveraged access to the Man-Glenwood Portfolio offers quarterly redemptions. If it were necessary for the Custodial Account to be rebalanced (releveraged or deleveraged) by means of trading in Man-Glenwood CFO intra-quarter, such trading would require a member of the Man Group to provide a secondary trading market for the CFO investment. Such trades would take place at a 1% discount to the CFO value at the time of the trade, reflecting the trading facility. There is no guarantee that a member of the Man Group will be able or willing to provide liquidity by making a market in the Man-Glenwood CFO. In addition, to help ensure liquidity in the event that a component of the Benchmark is unable to timely meet a withdrawal request or redemption by the Custodial Account, a member of the Man Group may enter into a liquidity provision agreement with the Custodial Account. There is no guarantee, however, that a member of the Man Group will be able or willing to provide such liquidity. The above circumstances may have a significant adverse affect on the Benchmark's value.

                          o VALUATION OF HEDGE FUNDS -The Man Glenwood Portfolio consists of investments in hedge funds, which must be fair valued. The value of the Benchmark therefore in part depends on the fair value of its components. Fair valuation may be subject to error. Among other things, it may be difficult to obtain sufficient information regarding hedge funds to produce accurate valuations.

                    o PRINCIPAL PROTECTION RISKS - The Principal Protection provided by the [Counterparty] is subject to the [Counterparty]'s credit risk. In the unlikely event that the Government Securities are insufficient at Maturity to return at a minimum the principal invested in the Fund (i.e., Members' initial net investments) for those Units then outstanding (and the Swap has insufficient value at Maturity to cover the difference), the Fund would depend on the [Counterparty]'s Principal Protection commitment and the [Counterparty]'s creditworthiness. In an insolvency or similar event with respect to the [Counterparty], the [Counterparty] may be unable to meet its obligations to the Members under the Principal Protection. The Principal Protection is also subject to material restrictions and reservations. See "Investment
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Program - Principal Protection."

                    o EFFECT OF CHANGES IN INTEREST RATES - Prior to Maturity, it is expected that the liquidation value of the Government Securities, and the consequent current value of the Principal Protection and of the Fund, will vary according to changes in interest rates. Current U.S. interest rates are at or near historic lows. This has resulted in the Maturity being set approximately 12 years from the issuance of the Units in order to have sufficient capital remaining after acquiring the Government Securities in conjunction with the Principal Protection to enter into the Swap. With approximately a 12-year duration, the Government Securities held by the Fund will be highly interest-rate sensitive. If interest rates increase, the liquidation value of the Government Securities (which is directly reflected in the value of any Units submitted for repurchase) will decline significantly. Interest rates also may affect the economy and, in turn, the value of the Benchmark.

                    o VALUATION OF UNITS. The net asset value of the Units will be determined based on the market value of the Government Securities and the fair value of the Swap, as determined by the Fund's Board of Managers. Fair valuation may be subject to error.

                    o REGULATORY AND OPERATIONAL RISKS - The Fund is subject to a number of regulatory and operational risks, including:

                          o VALUATION OF THE SWAP -The Fund's investment in the Swap must be fair valued, which depends in part on the value of the Benchmark. The value of the Benchmark depends on the fair value of its components. Fair valuation may be subject to error.

                          o LIMITED LIQUIDITY -The Fund is a closed-end investment company designed primarily for long-term investors and is not intended to be a trading vehicle. The Fund does not intend to list the Units for trading on any national securities exchange. There is no secondary trading market for Units, and it is not expected that such a market will develop. Units therefore are not readily marketable. Because the Fund is a closed-end investment company, Units may not be redeemed on a daily basis, and they may not be exchanged for shares of any other fund.

                          o NO GUARANTEE OF QUARTERLY REPURCHASE OFFERS - Although the Fund, at the discretion of the Fund's Board, will consider whether to make quarterly repurchase offers of its outstanding Units at net asset value, Units are significantly less liquid than shares of funds that trade on a stock exchange. It is expected that any repurchase of Units would reflect a set amount of the assets of the Fund determined by the Board and not a specific number of Units. There is no guarantee that you will be able to sell all of your Units that you desire to sell in any particular offer. If Unit holders oversubscribe a repurchase offer, the Fund will repurchase only a pro rata portion of the Units tendered by each Unit holder. The potential for pro-ration may cause some investors to tender more Units for repurchase than they otherwise would wish to have repurchased. As discussed above, no secondary market for the Units will develop. You may be able to sell your Units only if you are able to find a Qualified Investor willing to purchase your Units. Any such sale may have to be negotiated at unfavorable prices and must comply with
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             applicable securities laws and must be approved by the Board.

                          o POTENTIAL CONSEQUENCES OF QUARTERLY REPURCHASE OFFERS -The Fund's repurchase offer policy may have the effect of decreasing the size of the Fund over time from what it otherwise would have been. This may cause the Fund's expense ratio to increase. In addition, Members who tender Units for repurchase prior to Maturity will lose the benefits of the [Counterparty]'s Principal Protection with respect to such Units.

                    o FEES AND EXPENSES -The Fund's direct fees and expenses include the Management Fee and Administrative Fee payable to the Adviser and the Principal Protection and Swap Fees payable to the [Counterparty]. Through the Fund's exposure to the performance of the Benchmark, the Fund's performance is directly affected by the level of fees, including transaction costs and management and incentive fees, incurred by the Man-AHL Program (in part through transaction costs charged by the futures broker, a member of the Man Group) and by the Man-Glenwood Portfolio (in part through fees charged by the Hedge Funds), resulting in the effective payment of the fees of the Benchmark components. The Fund's expenses thus may constitute a higher percentage of net assets than expenses associated with other types of investment entities.

                    o NO OPERATING HISTORY - The Fund is a newly formed entity and has no independent operating history upon which investors can evaluate its performance.

                    o NO FDIC INSURANCE - An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                    o POTENTIAL CONFLICTS OF INTEREST - The investment and management activities of the Adviser and its affiliates may give rise to conflicts of interest that may disadvantage the Fund. Man Group plc, as a diversified global financial services firm involved with a broad spectrum of financial services and asset management activities, may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Fund or the Members. In addition, there may be various conflicts of interest affecting the components of the Benchmark, such as those that may exist for managers of the hedge funds in the Man-Glenwood Portfolio.

                    o TAX RISKS - Special tax risks are associated with an investment in the Fund. See "Taxes" and "Risk Factors - Tax Risks."

               RISKS SPECIFIC TO THE BENCHMARK. An investor is exposed to the risks of the Fund's exposure, through the Swap, to the Benchmark. These risks consist of risks related to exposure to the performance of (a) the Man-AHL Program and (b) the Man Glenwood Portfolio.

               The risks as a result of the Fund's exposure through the Swap to the performance of the Man-AHL Program, which represents approximately 62.5% of the Benchmark (100% / 160% = 62.5%), and to the Man Glenwood Portfolio, which represents approximately 37.5% of the Benchmark (60% / 160% = 37.5%), are discussed below in "Risk Factors - Indirect Risks as a Result of the Fund's Exposure to the Benchmark."

               OVERALL RISKS. An investment in the Fund should only be made by investors who understand the leveraging considerations and the speculative aspect of the investment, do not require liquidity in the investment and can bear the economic risk of substantial
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               loss. Some or all alternative investment programs may not be suitable for certain investors. No assurance can be given that the Fund's investment objectives will be achieved.

                       |_| TheFund is speculative and involves a substantial degree of risk.

                       |_| The Fund's performance may be volatile and an investor must be prepared for substantial losses.

                       |_| There is no secondary market for the Units and none is expected to develop.

                       |_|   There  are  restrictions  on  transferring   Units.
--------------------------------------------------------------------------------

                          SUMMARY OF FEES AND EXPENSES

The following Fee Table and Example summarize the aggregate expenses of the Fund and are intended to assist investors in understanding the costs and expenses that they will bear by investing in the Fund.

--------------------------------------------------------------------------------
MEMBER TRANSACTION EXPENSES
      Sales Load (as a percentage of the offering price per Unit)......     ___%
--------------------------------------------------------------------------------
ANNUAL EXPENSES (as a percentage of net assets attributable to Units)
      Investment Advisory Fees...........................................   ___%
--------------------------------------------------------------------------------
      Other Expenses (1).................................................   ___%
--------------------------------------------------------------------------------
      TOTAL ANNUAL EXPENSES (2)..........................................   ___%
--------------------------------------------------------------------------------

(1) "Other Expenses" are estimated based on net assets of $100 million and anticipated expenses for the first year of the Fund's operations and the Fund's anticipated expenses for the first year of its operations, and includes professional fees and other expenses, including, without limitation, offering costs, the Administration Fee, the Accounting and Other Services Fee, the Principal Protection and Swap Fees, custody fees and expenses, and the Investor Servicing Fee.

(2) The Adviser has agreed to limit total annualized expenses to [ ]% through December 31, 2004 (the "Expense Limitation Agreement). The Expense Limitation Agreement shall remain in effect until_______, 200_. Thereafter, the Expense Limitation Agreement shall automatically renew for one-year terms and may be terminated by the Adviser or the Fund upon thirty (30) days' prior written notice to the other party.

For a more complete description of the various fees and expenses of the Fund, see "Management of the Fund - General," "Accounting and Custody Services," and "Investor Servicing Arrangements."

EXAMPLE

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return:

EXAMPLE                              CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                      1 YEAR    3 YEARS     5 YEARS    10 YEARS
                                      ------    -------     -------    --------
An investor would pay the
following expenses on a $1,000
investment, assuming a 5% annual
return throughout the periods......

The Example is based on the fees and expenses set forth above and should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example. A greater rate of return than that used in the Example would increase the amount of certain fees and expenses paid by the Fund.

                                  RISK FACTORS

OVERVIEW

There is no assurance that the Fund's investment objective will be achieved. The Fund invests all of its assets in the Swap and in the Government Securities (under the Principal Protection Agreement). If investors receive only the return of their net subscriptions at Maturity they will have lost the use of their subscription monies for approximately 12 years. At Maturity, to the extent that the accreted value of the Government Securities is insufficient to return the net principal invested in the Fund for Units then outstanding (and the Swap has insufficient value at Maturity to cover the difference), the return of principal invested in the Fund will depend on the creditworthiness of the [Counterparty].

No assurance can be given that the Benchmark will be profitable. As a result of the leverage embedded in the Benchmark, fluctuations in the value of one or both of the components of the Benchmark (which are highly leveraged and acquire positions that are significant multiples of the Fund's notional exposure to the Benchmark components) may result in a reduction in value or elimination of the Swap, and therefore the Fund's exposure to the Benchmark. Investors in the Fund are exposed indirectly to all of the risks involved in a direct investment in the Man-AHL Program and the Man-Glenwood Portfolio.

Despite the leverage embedded in the Benchmark, the Fund's maximum exposure to loss on the Swap at any given time is limited to the current value of the Swap (initially 40% of the Fund's offering proceeds).

The risks to which an investor in the Fund is subject may be divided into two categories: (1) general risks of an investment in the Fund; (2) risks specific to the Benchmark.

GENERAL RISKS OF AN INVESTMENT IN THE FUND

POTENTIAL LOSS OF INVESTMENT. No guarantee or representation is made that the Fund's investment program will be successful.

COUNTERPARTY] RISKS - Investors in the Fund are relying on the performance of the [Counterparty] under the Swap and the Principal Protection Agreement, and on the general creditworthiness of the [Counterparty]. If the [Counterparty] fails to honor its obligations to the Fund, investors would be placed at risk of loss, and changes in the [Counterparty]'s credit rating may reflect changes to that risk. In addition, in an insolvency or similar event with respect to the [Counterparty], the [Counterparty] may be unable to meet its obligations to the Fund. See the financial statements of the [Counterparty] set forth in the SAI.

SWAP RISKS - The Swap is an unsubordinated, unsecured, contractual obligation of the [Counterparty] and gives investors no rights or interests in the Benchmark, the Custodial Account or any of the underlying assets. As such, an investment in the Swap will place an investor in the position of a creditor of the [Counterparty] who assumes concomitant credit risk. In an insolvency or similar event with respect to the [Counterparty], the [Counterparty] may be unable to meet its obligations to the Members. In the event of the [Counterparty] becoming the subject of a bankruptcy or insolvency proceeding or filing a voluntary petition for relief under Title 11 of the United States Code (11U.S.C. Section 101 ET SEQ.) or any similar applicable insolvency laws with respect to such party, such event could cause or lead the Fund to elect early termination of the Principal Protection Agreement and/or the Swap. In addition, the
[Counterparty]'s failure to make investments that enable it to meet its obligations under the Swap may have an adverse impact on the [Counterparty]'s financial condition. Moreover, even if the [Counterparty] is correct in its forecasts, there is a risk that the Swap position may correlate imperfectly with the liability owed to the Fund. Should the [Counterparty] become insolvent or financially distressed, an investment by the Fund in the Swap could be wholly or partially lost, regardless of any Benchmark gains. See the [Counterparty]'s financial statements set forth in the SAI.

      o LEVERAGING CONSIDERATIONS AND THE OPPORTUNITY COSTS OF "PRINCIPAL PROTECTION." The Fund's profit potential depends on the Benchmark not incurring losses that would force the Swap's Benchmark exposure to be reduced or eliminated (due to the Principal Protection feature of the Fund, approximately 60% of all offering proceeds will be unavailable to invest in the Swap). The Principal Protection is acquired at the substantial potential opportunity cost of losing the market exposure and return potential of the Swap.

      o STRUCTURED INVESTMENT - The Swap held by the Fund will be linked to performance of the Benchmark. The value of the Swap will depend upon increases and decreases in the Benchmark, as well as on the Swap avoiding losses that force the reduction or elimination of its exposure to the Benchmark. The Swap, as discussed above, also exposes the Fund to the credit risk of the [Counterparty]. Non-performance by the [Counterparty] of its obligations under the Swap would expose the Fund to losses, irrespective of how the Benchmark itself has performed. A structured investment such as the Swap may expose the Fund to additional liquidity risks because there is not expected to be a liquid market within which to transfer or dispose of the Swap.

      o EFFECT OF FLUCTUATIONS IN BENCHMARK COMPONENTS ON THE SWAP. Based on the leverage embedded in the Benchmark, fluctuations in the value of the components of the Benchmark may result in a reduction in value or elimination of the Swap (if the Benchmark falls to zero value), and therefore of the Fund's exposure to the Benchmark and the Fund's profit potential. The leverage embedded in the Benchmark may cause such fluctuations to be greater than would be the case in the absence of leverage.

      o EFFECTIVE LAYERING OF FEES - The Swap reflects the performance of the Benchmark, and the performance of the Benchmark reflects the performance of its components net of fees, including transaction costs and management and incentive fees. The Fund will pay certain fees to the [Counterparty] related to the Swap.

      o ESTIMATES. The value of the Swap is derived from the performance of the Benchmark. Assessment of the accuracy of the valuation of the Benchmark may not be possible because the valuations of the Man-AHL Program and Man-Glenwood Portfolio may not be accurate. For example, the values that the Valuation Agent, as defined below, places on the Man-Glenwood Portfolio portion of the Benchmark, may be based on information received from the Hedge Funds. The net asset values received from such Hedge Funds are typically estimates only and, unless materially different from actual values, are generally not subject to revision. Revisions in financial statements provided by the Hedge Funds to the sponsor of the Man-Glenwood Portfolio portion of the Benchmark may result in a recalculation of the Benchmark, which would affect the Fund's own net asset value through the Swap return.


RISKS OF THE BENCHMARK -The Benchmark is subject to a number of risks, including:

      o ACCESS RISK - [ ] must maintain its investment in the components in order for the Benchmark to continue to exist.

      o LACK OF REGISTRATION - The components of the Benchmark are not United States entities and are not registered under any laws of the United States. The Benchmark therefore is not subject to any protections offered by the laws of the United States.

      o DISCONTINUANCE OF OR CHANGE IN THE BENCHMARK - In the event of an exceptional decline in the trading level of the Man-AHL Program and/or the Man-Glenwood Portfolio to a level insufficient to sustain the normal operation of one or both, or in the event that the Man Group determines to cease one or both component parts of the Benchmark for any other reason, the Man-AHL Program and/or the Man-Glenwood Portfolio may cease trading or otherwise be terminated.

      o LEVERAGE PROVIDED TO THE MAN-AHL PROGRAM - In the Benchmark, the Man-AHL Program must use considerable leverage to provide a model allocation. After meeting the initial margin requirement in the Man-AHL Program, the Custodial Account may obtain lines of credit provided by the futures broker used for the Man-AHL Program (a member of the Man Group). If the Man Group discontinued, or became unwilling to extend, this credit and credit was not otherwise available, the Benchmark would not operate with its model exposure to the Man-AHL Program.

      o LEVERAGED EXPOSURE TO THE FUND OF HEDGE FUNDS STRUCTURE -The Benchmark intends to leverage its exposure to the fund of hedge funds portfolio through investment in equity of the Man Glenwood CFO. Upon the maturity of the Man-Glenwood CFO's debt tranches in 2009, which provide leverage, there is no guarantee that the Benchmark will be able to substitute for the leverage provided by the CFO under the

           Benchmark's model exposure. This would result in less than such model exposure to the Man-Glenwood Portfolio.

      o REBALANCING OF COMPONENTS -The Benchmark will not be able to maintain its model exposure if it is not rebalanced within model parameters, which may involve deleveraging or releveraging the exposure to the components. There is illiquidity risk involved with such deleveraging and releveraging. The Man-Glenwood CFO used to provide leveraged access to the Man-Glenwood Portfolio offers quarterly redemptions. If it were necessary for the Custodial Account to be rebalanced (releveraged or deleveraged) by means of trading in Man-Glenwood CFO intra-quarter, such trading would require a member of the Man Group to provide a secondary trading market for the CFO investment. Such trades would take place at a 1% discount to the CFO value at the time of the trade, reflecting the trading facility. There is no guarantee that a member of the Man Group will be able or willing to provide liquidity by making a market in the Man-Glenwood CFO. In addition, to help ensure liquidity in the event that a component of the Benchmark is unable to timely meet a withdrawal request or redemption by the Custodial Account, a member of the Man Group may enter into a liquidity provision agreement with the Custodial Account. There is no guarantee, however, that a member of the Man Group will be able or willing to provide such liquidity. The above circumstances may have a significant adverse affect on the Benchmark's value.

      o VALUATION OF HEDGE FUNDS - The Man Glenwood Portfolio invests in hedge funds, which must be fair valued. The value of the Benchmark therefore in part depends on fair value of its components. Fair valuation may be subject to error. Among other things, it may be difficult to obtain sufficient information regarding hedge funds to produce accurate valuations.

PRINCIPAL PROTECTION RISKS - The Principal Protection provided by the [Counterparty] is subject to the [Counterparty]'s credit risk. In the unlikely event that the Government Securities are insufficient at Maturity to return at a minimum the principal invested in the Fund (i.e., Members' initial net investments) for those Units then outstanding (and the Swap has insufficient value at Maturity to cover the difference), the Fund would depend on the
[Counterparty]'s   Principal  Protection  commitment  and  the  [Counterparty]'s creditworthiness. In an insolvency or similar event with respect to the [Counterparty], the [Counterparty] may be unable to meet its obligations to the Members under the Principal Protection. The Principal Protection is also subject to material restrictions and reservations. See "Investment Program- Principal Protection."

PRINCIPAL PROTECTION IN LOW INTEREST-RATE ENVIRONMENTS. Interest rates are currently at or near historic lows in the United States. Structuring principal protection products in this interest-rate environment entails: (i) extending the length of time to Maturity and, accordingly, the duration (interest-rate sensitivity) of the Government Securities acquired to provide the principal protection; and (ii) prior to Maturity, the risk of a substantial decline in the value of such Government Securities if interest rates rises, with a corresponding effect on the net asset value per Unit (subject to any offsetting gains from the Swap).

EFFECT OF CHANGES IN INTEREST RATES - Prior to Maturity, it is expected that the liquidation value of the Government Securities, and the consequent current value of the Principal Protection and of the Fund, will vary according to changes in interest rates. Current U.S. interest rates are at or near historic lows. This has resulted in the Maturity being set approximately 12 years from the issuance of the Units in order to have sufficient capital remaining after acquiring the Government Securities used to obtain the Principal Protection to enter into the Swap. With approximately a 12-year duration, the Government Securities held by the Fund will be highly interest-rate sensitive. If interest rates increase, the liquidation value of the Government Securities (which is directly reflected in the value of any Units submitted for repurchase) will decline significantly. Interest rates also may affect the economy and, in turn, the value of the Benchmark.

VALUATION. The Net Asset Value of the Units will be determined based on the market value of the Government Securities and the fair value of the Swap, as determined by the Fund's Board of Managers. Fair valuation may be subject to error.

REGULATORY AND OPERATIONAL RISKS - The Fund is subject to a number of regulatory and operational risks, including:

      o VALUATION OF THE SWAP -The Fund's investment in the Swap must be fair valued, which depends in part on the value of the Benchmark. The value of the Benchmark depends on the fair value of its components. Fair valuation may be subject to error.

      o LIMITED LIQUIDITY -The Fund is a closed-end investment company designed primarily for long-term investors and is not intended to be a trading vehicle. The Fund does not intend to list the Units for trading on any national securities exchange. There is no secondary trading market for Units, and it is not expected that such a market will develop. Units therefore are not readily marketable. Because the Fund is a closed-end investment company, Units may not be redeemed on a daily basis, and they may not be exchanged for shares of any other fund.

      o NO GUARANTEE OF QUARTERLY REPURCHASE OFFERS - Although the Fund, at the discretion of the Fund's Board, will consider whether to make quarterly repurchase offers of its outstanding Units at net asset value, Units are significantly less liquid than shares of funds that trade on a stock exchange. It is expected that any repurchase of Units would reflect a set amount of the assets of the Fund determined by the Board and not a specific number of Units. There is no guarantee that you will be able to sell all of your Units that you desire to sell in any particular offer. If Unit holders oversubscribe a repurchase offer, the Fund will repurchase only a pro rata portion of the Units tendered by each Unit holder. The potential for pro-ration may cause some investors to tender more Units for repurchase than they otherwise would wish to have repurchased. As discussed above, no secondary market for the Units will develop. You may be able to sell your Units only if you are able to find a Qualified Investor willing to purchase your Units. Any such sale may have to be negotiated at unfavorable prices and must comply with applicable securities laws and must be approved by the Board.

      o POTENTIAL CONSEQUENCES OF QUARTERLY REPURCHASE OFFERS -The Fund's repurchase offer policy may have the effect of decreasing the size of the Fund over time from what it otherwise would have been. This may cause the Fund's expense ratio to increase. In addition, Members who tender Units for repurchase prior to Maturity will lose the benefits of the [Counterparty]'s Principal Protection with respect to such Units.

      o SUBSTANTIAL TENDERS FOR REPURCHASE. Substantial tenders of Units for repurchase within a limited period of time could cause the Fund's asset to diminish more rapidly than would otherwise be desirable.

      o MANDATORY REPURCHASES. The Fund has the right to require a Member to submit his Units for repurchase and thus withdraw as a Member. See "Repurchases and Transfer of Units - Mandatory Redemptions by the Fund."

      o REGULATORY CHANGE. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund has undergone substantial change in recent years, and such change may continue for the foreseeable future. The effect of regulatory change on the Fund while impossible to predict, could be substantial and adverse.

FEES AND EXPENSES -The Fund's direct fees and expenses include the Management Fee and Administrative Fee payable to the Adviser and Principal Protection and Swap Fees payable to the [Counterparty]. Through the Fund's exposure to the performance of the Benchmark, the Fund's performance is directly affected by the level of fees, including transaction costs and management and incentive fees, incurred by the Man-AHL Program (in part through transaction costs charged by the futures broker, a member of the Man Group) and by the Man-Glenwood Portfolio (in part through fees charged by the Hedge Funds), resulting in the effective payment of the fees of the Benchmark components. The Fund's expenses thus may constitute a higher percentage of net assets than expenses associated with other types of investment entities.

NO OPERATING HISTORY - The Fund is a newly formed entity and has no independent operating history upon which investors can evaluate its performance.

NO FDIC INSURANCE - An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

POTENTIAL CONFLICTS OF INTEREST - The investment and management activities of the Adviser and its affiliates may give rise to conflicts of interest that may disadvantage the Fund. Man Group plc, as a diversified global financial services firm involved with a broad spectrum of financial services and asset management activities, may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Fund or the Members. In addition, there may be various conflicts of interest affecting the components of the Benchmark, such as those that may exist for managers of the hedge funds in the Man-Glenwood Portfolio.

TAX RISKS -There are certain tax risk factors associated with an investment in the Fund. In particular, there is a lack of clear guidance with respect to the tax treatment of equity-based notional principal contracts, such as the Swap. There can be no assurance that the positions of the Fund relating to the tax consequences of its investment transactions will be accepted by the tax authorities. Tax-exempt investors also may be subject to unrelated business taxable income. See "Taxes."

GENERAL ECONOMIC CONDITIONS. The success of any investment activity is affected by general economic conditions. These conditions will affect the performance of the components of the Benchmark.

ERISA MATTERS. Most pension and profit sharing plans, individual retirement accounts and other tax-advantaged retirement funds are subject to provisions of the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or both, which may be relevant to a decision as to whether such an investor should invest in the Fund. There may, for example, be issues as to whether such an investment is "prudent" or whether it results in "prohibited transactions." Such an investor also should consult legal counsel before investing in the Fund. See "Taxes."

NO PARTICIPATION IN MANAGEMENT. An investor is not entitled to participate in the management of the Fund or the conduct of its business.

RISKS SPECIFIC TO THE BENCHMARK

An investor is exposed to the risks of the Fund's exposure through the Swap to the Benchmark. These risks consist of risks related to exposure to the performance of (a) the Man-AHL Program and (b) the Man-Glenwood Portfolio.

THE RISKS AS A RESULT OF THE FUND'S EXPOSURE THROUGH THE SWAP TO THE PERFORMANCE OF THE MAN-AHL PROGRAM, WHICH REPRESENTS APPROXIMATELY 62.5% OF THE BENCHMARK, MAY INCLUDE THE FOLLOWING:

GENERAL RISKS. The Man-AHL Program uses complex derivative instruments to seek to replicate the investment performance of particular securities, commodities, currencies, interest rates, indices, or markets on a leveraged or unleveraged basis. Such investments are subject to the performance risk of the assets to which they are referenced as well as to the additional risks that can result from the need of maintaining the financing required to support the exposure to such assets.

STRATEGY RISK. The Fund, through the portion of the Swap return referenced to the Man-AHL Program, is subject to strategy risk. Strategy risk is associated with the failure or deterioration of an entire strategy. Strategy specific losses can result from excessive concentration in the same investment or broad events that adversely affect particular strategies (e.g., illiquidity within a given market). The strategies employed are speculative and involve substantial risk of loss.

COUNTERPARTY RISKS. "Over-the-counter" or "interdealer" market participants are frequently not subject to credit evaluation and regulatory oversight as are members of "exchange-based" markets. This exposes the Man-AHL Program to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a credit or liquidity problem with the counterparty. Delays in settlement may also result from disputes over the terms of the contract since such markets may lack the established rules and procedures for swift settlement of disputes among market participants found in "exchange-based" markets, which may result in losses due to adverse market conditions while replacement transactions are executed. Such counterparty risk is present in all swaps, and is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where transactions are concentrated with a single or small group of swap counterparties.

USE OF LEVERAGE. Derivatives may have a very high leverage imbedded in them, which can substantially magnify market movements and result in losses greater than the amount of the investment.

SPECULATIVE TRADING STRATEGIES. The Man-AHL Program may use high-risk strategies that expose the program to large risks because futures prices can be highly volatile. Because of the low margin deposits normally required in futures trading, an extremely high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the investor. Like other leveraged investments, a futures transaction may result in substantial losses. No guarantee or representation is made that the Man-AHL Program will be successful.

PRICE VOLATILITY OF FUTURES AND DERIVATIVES. The prices of futures contracts and derivative instruments are highly volatile. Price movements of forward contracts, futures contracts, swaps and other derivative contracts are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary, and exchange control programs and policies of governments, and U.S. and international political and economic events and policies. Governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Such investments are also subject to the risk of failure of any of the exchanges on which their positions trade or of their clearinghouses.

LIQUIDITY. Forward contracts, unlike futures contracts, are not traded on exchanges and are not standardized. Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. Disruptions can occur in any market traded due to unusually high trading volume, political intervention, or other factors. Market illiquidity or disruption could result in major losses.

TRADING SUSPENSIONS. Exchanges typically have the right to suspend or limit trading in any instrument traded on the exchanges. A suspension could render it impossible for the Man-AHL Program to liquidate positions against which the market is moving.

NON-U.S. INVESTMENTS. The Man-AHL Program will invest in foreign investments. Foreign investments securities face specific risks in addition to the risks intrinsic to the particular types of instruments. These specific risks include: unfavorable changes in currency rates and exchange control regulations; restrictions on, and costs associated with, the exchange of currencies and the repatriation of capital invested abroad; reduced availability of information regarding foreign investments; accounting, auditing and financial standards that are different from and reporting standards and requirements that may be less stringent than standards and requirements applicable in the U.S.; reduced liquidity as a result of inadequate trading volume and government-imposed trading restrictions; the difficulty in obtaining or enforcing a judgment abroad; increased market risk due to regional economic and political instability; increased commissions and custody fees; markets which potentially are subject to a lesser degree of supervision and regulation by competent authorities; foreign withholding taxes; the threat of nationalization and expropriation; and an increased potential for corrupt business practices in certain foreign countries.

THE RISKS AS A RESULT OF THE FUND'S EXPOSURE THROUGH THE SWAP TO THE PERFORMANCE OF THE MAN-GLENWOOD PORTFOLIO, WHICH REPRESENTS APPROXIMATELY 37.5% OF THE BENCHMARK, MAY INCLUDE THE FOLLOWING:

INVESTMENTS IN OTHER FUNDS. The Man-Glenwood Portfolio is a portfolio of hedge funds (the "Hedge Funds"). Members of the Fund are thus indirectly exposed to many of the risks of a direct investment in the Hedge Funds. Such risks include the following:

      o The Hedge Funds generally will not be registered as investment companies under the 1940 Act. Because the return of the Fund is partially based, through the Swap, on the performance of the Hedge Funds, investors in the Fund will not have the benefits of the exposure to Hedge Fund performance having the protections afforded by the 1940 Act to investors in registered investment companies. The [Counterparty] and the Valuation Agent will have little or no means of independently verifying valuations received from the Hedge Funds. If such valuations were to prove inaccurate or be subject to correction, such changes could result in reductions in the value of the Benchmark, which may affect the value of the Swap and thereby affect the Fund. The Hedge Funds are not contractually or otherwise obligated to inform their investors of details of their proprietary investment strategies or positions.

      o If an investor who met the eligibility conditions imposed by the Hedge Funds constituting the Man-Glenwood Portfolio (accessed through the Man-Glenwood CFO), including minimum investment requirements that may be substantially higher than those imposed by the Fund, such an investor could invest directly in those Hedge Funds. By investing in the Fund, the return of which is based, in part and through the performance of the Swap, on the performance of the portfolio of Hedge

           Funds, an investor's returns are indirectly subject to a proportionate part of the asset-based fees paid by the fund of funds portfolio (through the Man-Glenwood CFO) to Man-Glenwood GmbH and the other expenses of the fund of funds portfolio, and thereby also indirectly subject to a portion of the asset-based fees, performance or incentive allocations and other expenses borne by the Hedge Funds in the fund of funds portfolio.

      o Each Hedge Fund generally will pay its investment manager an asset-based fee and, in some cases, a performance or incentive allocation. Such asset-based fees are generally expected to range from 1% to 2% annually of the Hedge Fund's net assets, with the performance or incentive allocations to the investment managers generally expected to range from 10% to 25% of net profits annually although on occasion this could be higher. The receipt of a performance or incentive allocation by an investment manager may create an incentive for an investment manager to make investments that are riskier or more speculative than those that might have been made in the absence of such an incentive. Also, incentive fees may be paid to investment managers who show net profits, even though the Man-Glenwood Portfolio, as a whole, may incur a net loss. In addition, because a performance or incentive allocation will generally be calculated on a basis that includes unrealized appreciation of a Hedge Fund's assets, these allocations may be greater than if they were based solely on realized gains.

      o The Hedge Funds are directed by managers unaffiliated with the Adviser, and the Adviser will have no control over such managers and no ability to detect, prevent or protect the Fund from their misconduct or bad judgment. Such managers may be subject to conflicts of interest due to hedge fund incentive fees, which may cause a manager to favor hedge fund clients over other clients. In addition, such managers may use conflicting buying and selling strategies for different accounts under their management. Lack of disclosure relating to the payment of fees and provision of services by prime brokers to hedge funds also may mask conflicts.

      o Investment decisions for the Hedge Funds are made independently of each other. Consequently, at any particular time, one Hedge Fund may be purchasing interests in an issuer at the same time that another Hedge Fund is selling such interests. Investing by Hedge Funds in this manner could cause the Fund to indirectly incur certain transaction costs without accomplishing any net investment result. Possible lack of transparency regarding such Hedge Fund positions may lead to lack of intended diversification in the Man-Glenwood Portfolio.

SPECULATIVE TRADING STRATEGIES. The Hedge Funds use high-risk strategies, such as selling securities short and futures trading. Short selling exposes the seller to unlimited risk due to the lack of an upper limit on the price to which a security may rise. Commodity futures prices can be highly volatile. Because of the low margin deposits normally required in futures trading, an extremely high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the investor. Like other leveraged investments, a futures transaction may result in substantial losses to the investor. No guarantee or representation is made that any individual Hedge Fund will be successful.

USE OF DERIVATIVES. The Hedge Funds may trade in various derivatives markets (e.g., swaps and over-the-counter options and asset-backed securities), which are, in general, relatively new markets. There are uncertainties as to how these markets will perform during periods of unusual price volatility or instability, market illiquidity or credit distress. Substantial risks are also involved in borrowing and lending against such instruments. The prices of these instruments are volatile, market movements are difficult to predict and financing sources and related interest rates are subject to rapid change. Most of these instruments are not traded on exchanges but rather through an informal network of banks and dealers. These banks and dealers have no obligation to make markets in these instruments. As a result, a decision by a bank or a dealer not to continue to make a market in a particular instrument could in effect force a Hedge Fund to close out its position in such instrument.

COUNTERPARTY RISKS. "Over-the-counter" or "interdealer" market participants are typically not subject to credit evaluation and regulatory oversight as are members of "exchange-based" markets. This exposes the Man Glenwood Portfolio to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a credit or liquidity problem with the counterparty. Delays in settlement may also result from disputes over the terms of the contract since such markets may lack the established rules and procedures for swift settlement of disputes among market participants found in "exchange-based" markets, which may result in losses due to adverse market conditions while replacement transactions are executed. Such counterparty risk is present in all swaps, and is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where transactions are concentrated with a single or small group of swap counterparties.

NO ATTEMPT AT COMPLETE HEDGING. While certain Hedge Funds may use "market neutral" or "relative value" hedging or arbitrage strategies, this does not imply that exposure to such Hedge Funds is without risk. Substantial losses may be recognized on "hedge" or "arbitrage" positions, and illiquidity and default on one side of a position can effectively result in the position being transformed into an outright speculation. Every market neutral or relative value strategy involves exposure to some second order risk of the market, such as the implied volatility in convertible bonds or warrants, the yield spread between similar maturity and coupon government bonds or the price spread between different classes of stock of the same issuer. Further, many "market neutral" Hedge Funds employ limited directional strategies which expose the Hedge Funds to certain market risk.

USE OF LEVERAGE. The Fund does not intend to leverage its investments through borrowing and other means, which would increase any loss incurred. However, the Hedge Funds in the Man-Glenwood Portfolio to which the Fund's performance, through the Swap, is tied in part may use leverage by purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps or repurchase agreements and/or other means, which would increase any loss incurred. The more leverage is employed, the more likely a substantial change will occur either up or down, in the value of the instrument. Because of the relatively small intrinsic profits in "hedge" or "arbitrage" positions, some Hedge Funds may use leverage to acquire extremely large positions in an effort to meet their rate of return objectives. Consequently, they will be subject to major losses in the event that market disruptions destroy the hedged nature of such positions.

FINANCING ARRANGEMENTS. As a general matter, the banks and dealers that provide financing to the Hedge Funds can apply essentially discretionary margin, haircut, financing, and collateral valuation policies. Changes by banks and dealers in any of the foregoing may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices. There can be no assurance that any particular Hedge Fund will be able to secure or maintain adequate financing.

STRATEGY RISK. The Fund, through the portion of the Swap return referenced to the Hedge Funds, is subject to strategy risk. Strategy risk is associated with the failure or deterioration of an entire strategy (such that most or all Hedge Funds in the strategy suffer significant losses). Strategy specific losses can result from excessive concentration by multiple Hedge Funds in the same investment or broad events that adversely affect particular strategies (e.g., illiquidity within a given market). Many of the strategies employed by Hedge Funds are speculative and involve substantial risk of loss.

CUSTODY RISK. Custody of the Fund's assets will be held in accordance with the requirements of the 1940 Act and the rules thereunder. However, the Hedge Funds are not required to, and may not, hold custody of their assets in accordance with those requirements. As a result, bankruptcy or fraud at institutions, such as brokerage firms or banks, or administrators, into whose custody those Hedge Funds have placed their assets could impair the operational capabilities or the capital position of the Hedge Funds.

INVESTMENT MANAGER MISCONDUCT. A risk always exists that a Hedge Fund's investment manager could divert or abscond with assets, fail to follow agreed upon investment strategies, provide false reports of operations, or engage in other misconduct. To the extent that this occurs, the value of the Hedge Fund may be adversely affected, which in turn would adversely affect the Benchmark's performance through the Swap.

OTHER ACCOUNTS OF INVESTMENT MANAGERS. The Hedge Funds' investment managers may manage other accounts which could increase the level of competition for the same trades the Hedge Funds might otherwise make, including the priorities of order entry. This could make it difficult or impossible to take or liquidate a position in a particular security or futures contract at a price indicated by an investment manager's strategy. The investment managers and their principals, in managing funds other than the Hedge Funds that are the basis of a portion of the Fund's performance through the Swap, may employ trading methods, policies, and strategies that differ from those used for the Hedge Funds. Therefore, the results of the Hedge Funds may differ from those of the other accounts traded by the investment managers. No guarantee or assurances can be made that similar practices will be followed or that any investment manager will adhere to, and comply with, its stated practices.

It is anticipated that each investment manager will consider for a Hedge Fund all appropriate investment opportunities that are also under consideration for investment by the investment managers for other accounts managed by the investment managers, (collectively, the "Investment Manager Accounts"), that pursue investment programs similar to that of the Hedge Fund. Circumstances may arise, however, under which an investment manager will cause its Investment Manager Accounts to commit a larger percentage of their assets to an investment opportunity than to which the investment manager will commit assets of a Hedge Fund. Circumstances may also arise under which an investment manager will consider participation by its Investment Manager Accounts in investment opportunities in which the investment manager intends not to invest on behalf of a Hedge Fund, or vice versa.

Situations  may occur when the Hedge Fund could be  disadvantaged  by investment activities conducted by the investment manager for the Investment Manager Accounts. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken for a Hedge Fund and/or Investment Manager Accounts (collectively "Co-Investors" and individually a "Co-Investor"), limiting the size of a position taken for a Hedge Fund; (2) legal prohibitions on the Co-Investors' participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instruments is limited.

Managers of Hedge Funds may be subject to conflicts of interest due to hedge fund incentive fees, which may cause a manager to favor hedge fund clients over other clients. In addition, such managers may use conflicting buying and selling strategies for different accounts under their management.

Each investment manager, and its principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may face conflicts of interest with respect to investments made on behalf of a Hedge Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the investment manager that are the same, different from or made at different times than positions taken for a Hedge Fund.

PAST PERFORMANCE; TRADING METHOD CHANGES. There can be no assurance that any trading strategies will produce profitable results and the past performance of a Hedge Fund's trading strategies is not necessarily indicative of its future profitability. Furthermore, Hedge Funds' trading methods are dynamic and change over time, so that a given Hedge Fund's current strategy may not be representative of the strategy used in the past.

LITIGATION AND ENFORCEMENT RISK. There may be violations by Hedge Funds or their investment managers of laws of the jurisdictions in which the funds operate. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. It is possible that Hedge Funds or their investment managers may be charged with involvement in any such violations.

TRADING SUSPENSIONS. Securities or commodities exchanges typically have the right to suspend or limit trading in any instrument traded on the exchanges. A suspension could render it impossible for a Hedge Fund to liquidate positions against which the market is moving.

NON-U.S. SECURITIES. The Hedge Funds will invest in the securities of foreign companies. Investments in foreign securities face specific risks in addition to the risks intrinsic to the particular types of instruments. These specific risks include: unfavorable changes in currency rates and exchange control regulations; restrictions on, and costs associated with, the exchange of currencies and the repatriation of capital invested abroad; reduced availability of information regarding foreign companies; accounting, auditing and financial standards that are different from and reporting standards and requirements that may be less stringent than standards and requirements applicable to U.S. companies; reduced liquidity as a result of inadequate trading volume and government-imposed trading restrictions; the difficulty in obtaining or enforcing a judgment abroad; increased market risk due to regional economic and political instability; increased brokerage commissions and custody fees; securities markets which potentially are subject to a lesser degree of supervision and regulation by competent authorities; foreign withholding taxes; the threat of nationalization and expropriation; and an increased potential for corrupt business practices in certain foreign countries.

TURNOVER RATE. Certain of the investment strategies employed by Hedge Funds require a high volume of trading. Therefore, turnover and brokerage commissions may be greater than for other investment entities of similar size, resulting in higher expenses and lower returns reflected in the Benchmark.

LIMITS OF RISK DISCLOSURES

The above outline of risk factors associated with the Fund and the Units does not purport to be a complete explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, the SAI and the Limited Liability Company Agreement (the "LLC Agreement"), review carefully the discussion in this section for other risks associated with the Fund and the Hedge Funds' styles of investing, and consult with their own advisors before deciding whether to invest in the Fund. An investment in the Fund should only be made by investors who understand the nature of the investment, do not require more than limited liquidity in the investment, and can bear the economic risks associated with the investment.

                                 USE OF PROCEEDS

The proceeds from the sale of Units, not including the amount of any placement fees paid by investors and net of the Fund's fees and expenses, will be invested by the Fund as described in this Prospectus as soon as practicable after receipt of such proceeds at closing. The offering is contingent on receipt of a minimum aggregate subscription of $25 million. All subscription amounts will be held in escrow with [ ] until _____, 2003, unless extended. If on _____, 2003, the Fund has not received aggregate subscriptions amounting to $25 million, all subscription amounts received and held in escrow will be returned to subscribing investors, without payment of interest. Notwithstanding the above, the offering date may be extended a reasonable period, upon appropriate disclosure to subscribing investors. If the period is extended, the Fund will provide subscribing investors a reconfirmation offer, under which those subscribers must affirmatively elect to reconfirm their subscription. Any subscribing investor not reconfirming a subscription will have their funds returned, without payment of interest.

                                    THE FUND

The Fund, which is registered under the 1940 Act as a closed-end, non-diversified, management investment company, was organized as a limited liability company under the laws of Delaware on _____, 2003 and has no operating history. The Fund's principal office is located at the Adviser's offices at 123
N. Wacker Drive, 28th Floor, Chicago, Illinois 60606. The Adviser's telephone number is 312-881-6800. Investment advisory services will be provided to the Fund by the Adviser, Glenwood Capital Investments, L.L.C., a limited liability company organized under Illinois law and an indirect and wholly owned subsidiary of Man Group plc, pursuant to an investment advisory agreement, dated _____, 200_, (the "Advisory Agreement"). Responsibility for monitoring and overseeing the Fund's management and operation is vested in the individuals who serve on the Board. See "The Board of Managers."

STRUCTURE

The Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a "private investment fund," with those of a registered closed-end investment company. Private investment funds, such as hedge funds, are commingled investment pools that offer their securities privately without registration under the 1933 Act in large minimum denominations (often over $1 million) to a limited number of high net worth individual and institutional investors. The general partners or investment advisers of these funds, which are typically structured as limited partnerships or limited liability companies, are usually compensated through asset-based fees and incentive-based allocations and employ specialized, highly leveraged strategies. Registered closed-end investment companies are typically organized as corporations, business trusts, limited liability companies or limited partnerships that generally are managed more conservatively than most private investment funds. These registered companies impose relatively modest minimum investment requirements, and publicly offer their shares to a broad range of investors. The advisers to registered closed-end investment companies are typically compensated through asset-based (but not incentive-based) fees.

The Fund is similar to a private investment fund in that Units will be sold primarily to high net worth individual and institutional investors. Unlike many private investment funds, however, the Fund, as a registered closed-end investment company, can offer Units without limiting the number of Qualified Investors that can participate in its investment program and may publicly promote the sale of Units. The structure of the Fund is designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in an investment program without making the more substantial minimum capital commitment that is required by many private investment funds and without subjecting the Fund to the limitations on the number of investors and the manner of offering faced by many of those funds.

                               INVESTMENT PROGRAM

INVESTMENT OBJECTIVE

The Fund's investment objectives are medium-term capital appreciation and principal protection:

CAPITAL APPRECIATION. The Fund will seek medium-term capital appreciation through committing approximately 40% of the proceeds of this offering to a privately negotiated contractual agreement (the "Swap") with [a well-capitalized financial institution] unaffiliated with the Fund (the "[Counterparty]") through which the Fund will obtain exposure to the return, net of all costs, of a diversified alternative investment program (the "Benchmark").

The Fund's profit potential depends upon the Swap, is subject to risk, and is not guaranteed. The Swap is indexed to the performance, net of all costs, of the Benchmark. As discussed further below, the Benchmark is comprised of (a) the Man-AHL Program, a diversified leveraged managed futures program implementing systematic trading strategies across a diversified range of markets and (b) the Man-Glenwood Portfolio, a leveraged fund of hedge funds portfolio implementing a multi-strategy investment program. Due to leverage embedded in the Benchmark, the Fund's initial notional exposure will equal (a) a notional exposure of approximately 100% of the proceeds of the Fund's offering to the diversified leveraged managed futures trading program and (b) a notional exposure of approximately 60% to the fund of hedge funds portfolio - a total notional exposure of up to 160% of the offering proceeds. Fluctuations in the value of the components of the Benchmark may result in a reduction in value or elimination of the Swap, and therefore the Fund's exposure to the Benchmark. The ability of the Swap to maintain Benchmark exposure depends on the Swap not incurring material losses, especially early losses. See "Investment Program."

PRINCIPAL PROTECTION. The Fund will also seek principal protection through an agreement (the "Principal Protection Agreement") with the [Counterparty] under which the [Counterparty] commits to make up any shortfall in the event that the Fund's assets are insufficient on _____, 2015 ("Maturity") to return the net principal invested in the Fund for Units then outstanding (the "Principal Protection"). As required under the Principal Protection Agreement, the Fund will invest approximately 60% of the proceeds of this offering in zero-coupon securities issued by the United States government ("Government Securities") that, upon the Fund's maturity, are anticipated to be sufficient to return at a minimum the net principal invested in the Fund (i.e., Members' initial net investments) to the Members who hold their Units until Maturity. Members who tender Units for repurchase prior to Maturity will do so at the Units' current value, which may be materially less than their net offering price.

The Principal Protection Agreement

The following summary as well as other pertinent information included elsewhere in this Prospectus describes material terms of the Principal Protection Agreement but does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Principal Protection Agreement.

[summarize terms of Principal Protection Agreement]

Government Securities

The Government Securities are issued by the U.S. Treasury. The Government Securities, such as Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. The Fund expects that the weighted average maturity of the Government Securities will correspond approximately to the period remaining until Maturity.

The Fund's investment in Government Securities will primarily, if not wholly, consist of zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the Government Security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the securities at the time of issuance. Zero-coupon Government Securities do not require periodic payment of interest and are highly interest rate sensitive.

GENERAL. The Fund does not intend to make any investment other than in the Swap and the Government Securities and will not invest directly or indirectly in any of the Benchmark components.

The cumulative  return to Members who hold their Units until Maturity will equal
(a) the return of the net offering price of such Units under the Principal Protection, plus (b) any value attributable to such Units under the Swap. Unless the Swap has a net return, the Fund cannot achieve its objective of capital appreciation. The net return on the Swap will be determined by the combination of the performance of the Benchmark and the Swap's ability to maintain exposure to the Benchmark and the [Counterparty]'s ability to honor its obligation to the Fund.

At the time of any repurchase by the Fund of a Member's Units prior to Maturity a Member will receive an amount for such Units that reflects the pro rata portion of the current liquidation value of the Government Securities and the fair value of the Swap. Such amount may be less than the Member's original contribution if the net value of the Government Securities and the Swap is less than the net offering price of Units (material losses will be incurred by any investor who does not hold Units until Maturity if interest rates rise during the period prior to Maturity, causing the Government Securities to decline in value, unless the value of the Swap at the time of repurchase of such investor's Units prior to Maturity offsets such decline).

The Fund offers sophisticated investors the following potential advantages:

      o Diversification of risk by providing exposure to a broad range of alternative investments across a number of investment strategies and markets with a low correlation with traditional stock and bond portfolios.

      o Protection of investors' initial investment for investors who hold their Units until Maturity.

      o Exposure -- provided that losses do not diminish or terminate the Benchmark exposure provided by the Swap -- to hedge fund and managed futures strategies otherwise obtainable only for a much larger investment.

      o Greater stability of returns than would be likely under a limited number of investment strategies and markets.

      o    Limited liability.

      o    Administrative convenience.

DESCRIPTION OF THE [COUNTERPARTY]

[Insert  description  of  the  [Counterparty],   including   cross-reference  to
financial statements of [Counterparty]]

THE SWAP

Description of the Swap Agreement
---------------------------------

The following summary as well as other pertinent information included elsewhere in this Prospectus describes material terms of the Swap Agreement but does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Swap Agreement.

The Swap is a private contract negotiated between the Fund and the [Counterparty]. The Swap will be governed by ____ law and will be documented on the applicable form of master agreement published by the International Swaps and Derivatives Association, Inc. ("ISDA"). Under the Swap, the Fund and the [Counterparty] will be obligated to make payments to each other, as specified in the Swap Agreement.

[Insert discussion of specific terms of the Swap Agreement - in particular, discussion of the timing and payment obligations under the Swap: Initial Payment, Benchmark Payment, Floating Amounts, Partial Early Termination Mechanism, Limitation of Liability]

The Fund will be a general, unsecured creditor of the [Counterparty]. The [Counterparty] is not required -- under the terms of the Swap -- to enter into any specific transaction or transactions in order to meet or hedge its obligations to the Fund under the Swap, and it may change any investment that it makes in its sole discretion. However, exercising its discretion to hedge the exposure to the Benchmark created by the Swap, the [Counterparty] initially intends to invest in the investment strategies and/or products that comprise the Benchmark.

THE BENCHMARK

The Benchmark is designed to provide exposure to the Benchmark components through a special purpose vehicle established as an indexing reference that allocates its assets between (a) a diversified leveraged managed futures program implementing systematic trading strategies across a diversified range of markets (the "Man-AHL Program") and (b) a leveraged portfolio of hedge funds that implements a multi-strategy investment program (the "Man-Glenwood Portfolio").

The special purpose vehicle, [ ], has been established in Bermuda by a charitable organization to which the Man Group makes contributions. The charitable organization and the special purpose vehicle are both independent of any member of the Man Group. [ ] maintains its model exposure through a custodial account (the "Custodial Account"), which invests in the Benchmark components based on the IP 220 formula. Man Investments Limited, a United Kingdom investment management company ("MIL"), administers the Benchmark model formula. MIL is a member of the Man Group. The [Counterparty] initially intends to invest, and certain offshore investors also may invest, in the Custodial Account to access the IP 220 model.

Based on leverage embedded in the Benchmark, the initial notional exposure of the Fund to the performance of the Benchmark consists of a notional exposure to the Man-AHL Program equal to approximately 100% of the proceeds of the offering plus a notional exposure to the Man-Glenwood Portfolio equal to approximately 60% of such proceeds, for total notional exposure reflected in the performance of the Benchmark of up to 160% of offering proceeds. As detailed in this Prospectus, the Benchmark is rebalanced monthly (and the components deleveraged or releveraged if value changes exceed certain parameters) in order to maintain an aggregate exposure consistent with this approximate ratio, which MIL may change from time to time. MIL monitors the market environment and may adjust the allocation weightings between the Man-AHL Program and the Man-Glenwood Portfolio.

Man-AHL Program
---------------

The Man-AHL Program is quantitative and primarily directional - seeking to identify and take advantage of upward and downward price trends. Trading takes place 24 hours per day using real time price information to respond to price moves across a range of global markets encompassing stock indices, bonds, currencies and short-term interest rates. The instruments traded are primarily futures and OTC foreign exchange forwards. In addition to sector and market diversification, the Man-AHL Program seeks to achieve diversification by combining various systems driven by computerized processes or trading algorithms, which sample prices in real time and measure price momentum and breakouts spread over approximately 100 markets traded. The trading algorithms seek to capture price trends and close out positions when a high probability exists of a different trend developing, although the Man-AHL Program may include algorithmic systems based on certain forms of quantitative fundamental data such as interest rate data. For diversification, the Man-AHL Program deploys investment capital across the full range of sectors and markets. Factors determining asset allocation weightings to different sectors and markets are market and sector correlations, expected returns, market access costs and market liquidity. Market exposure is dynamically adjusted in real time to reflect changes in the volatility of individual markets. The Man-AHL Program systems as applied are intended to target defined volatility levels rather than returns, assisted by computer-supported analytical instruments and real time risk control and management information systems. The Man-AHL Program has been in existence since 1983, and is managed by MIL.

The Man-AHL Program uses margin and considerable leverage to reach model allocations. In addition to the Custodial Account's margin requirements at the futures broker used for the Man-AHL Program, the Custodial Account also uses lines of credit provided by the futures broker (a member of the Man Group).

The investment process is the product of sophisticated research - the program applies a technical approach that has been developed by the manager since 1983. Although the underlying investment methodology is proprietary and the precise details confidential, the guiding principles have remained unchanged through the years: diversification, discipline, efficiency, rigorous risk management and ongoing research.

The central investment philosophy is that markets are characterized by real and often fairly persistent anomalies which are neither the result of random behavior nor the outcome of perfectly informed or rational decisions by market participants. Powerful computerized processes or trading algorithms are used to sample prices in real time, seeking to identify and exploit the existence of serial correlation or `crowd behavior' in markets - manifested by price trends. The core trend following strategies include momentum and breakout trading approaches which will generally close out positions once a trend is completed and there is a high probability of a different trend developing.

These strategies combine multiple signal generators based on various time frames, ranging from two to three days to several months. The number of systems applied to a particular market varies according to the depth of liquidity in that market. Markets with higher liquidity and lower access costs can support higher trading frequencies and may receive greater allocation weightings in the portfolio. The core trend following component is complemented by proprietary quantitative spread trading and arbitrage strategies which seek to capture profits as markets experiencing relative pricing anomalies return to a state of equilibrium.

All the strategies and systems are designed to target defined volatility levels rather than returns, and the investment process is underpinned by computer-supported analytical instruments and disciplined real time risk and management information systems. A proprietary risk measurement method similar to the industry standard "value-at-risk" helps ensure that the rule-based decisions that drive the investment process remain within pre-defined risk parameters. Margin-to-equity ratios are monitored daily and the level of exposure in each market is quantifiable at any time and is adjusted in accordance with market volatility. Market correlation is closely monitored to prevent over-concentration of risk and ensure optimal portfolio weightings. Market liquidity is examined to ensure opening and closing positions are executed with minimal slippage while brokerage selection and trade execution are continually monitored to ensure the best quality market access possible.

Refinements to the Program since its development include the introduction of market volatility controls, an increase in the number and diversity of markets (improves risk-adjusted returns), the introduction of 24-hour trading, and system differentiation to include the spread trading and arbitrage strategies that complement the main trend-following trading algorithms.

Man-Glenwood Portfolio
----------------------

The Man-Glenwood Portfolio is a portfolio of hedge funds managed by Man-Glenwood GmbH, a limited liability company incorporated in Switzerland. Man-Glenwood GmbH is a member of the Man Group and affiliated with the Adviser. The Man-Glenwood Portfolio implements investment strategy by allocating monies to multiple independent investment managers. These independent investment managers employ diverse alternative investment strategies through hedge funds (the "Hedge Funds"), which also may use leverage in their investment strategies. The investment managers and the allocation of monies among them are changed on an ongoing basis. The objective in changing investment managers and allocations is to optimize the balance between profit potential and volatility control, as well as between a number of other parameters such as the variety of trading strategies employed, portfolios traded and life cycle of performance patterns.

The Man-Glenwood Portfolio seeks to minimize manager, strategy and market risk by investing across large numbers of approved managers that implement complementary investment strategies aimed at exploiting clear market inefficiencies. Diversification among investment managers in the Man-Glenwood Portfolio is a key objective, the aim being to provide significantly greater stability of returns than would be likely were the investment capital managed pursuant to a limited number of strategies and managers. Different investment managers may perform well over a complete market cycle, but their period of above-average and below-average performance may not necessarily coincide. As a consequence, an investment in a portfolio of managers using a variety of investment approaches tends to be more stable than an investment with any single strategy and/or any single manager. The broad diversification among strategies and managers is intended to permit the Man-Glenwood Portfolio to maintain substantial upside potential under a wide range of market conditions while reducing the variability of returns.

The Benchmark's model exposure to the Man-Glenwood Portfolio is obtained initially through the Custodial Account's investment in a collateralized fund obligation ("CFO"), Man Glenwood Alternative Strategies I (the "Man Glenwood CFO"). The Man-Glenwood CFO is a leveraged structure consisting of equity shares and five senior debt tranches maturing in 2009. The assets of the Man-Glenwood CFO collateralize the debt tranches. The monies raised by the Man-Glenwood CFO from the issuance of its shares and leverage from issuance of debt are invested under the advice of its investment adviser, Man-Glenwood GmbH, in the Man-Glenwood Portfolio.

Investment Strategies

Investment strategies employed by the Hedge Funds on whose performance in part the return of the Fund, through the Swap, is exposed involve a wide range of investment techniques, including the purchase and short sale of securities and futures trading. The following general descriptions summarize certain investment strategies that may be selected by the Hedge Funds. They are not intended to be complete explanations of the strategies described or a list of all possible investment strategies or methods that may be used by the Hedge Funds.

Commodities and Futures. Certain investment strategies involve the use of options and futures contracts that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC"). Included are all contracts listed on the Chicago Board of Trade, the Chicago Mercantile Exchange, and other commodity exchanges. Any strategy primarily involving the use of such contracts is considered to be in this category.

Distressed Securities. Investing in distressed securities typically involves buying securities or debt of companies that are in bankruptcy. An Investment Manager hopes that, by being active in a situation, and by superior analysis of the company and the legal provisions of the different instruments, it can identify investments that should appreciate rapidly in value.

Equities - Balanced Long/Short. A Hedge Fund using this strategy seeks to "hedge out market risk" by selling the securities of companies that it believes are overvalued and by purchasing the equivalent amount of securities in companies it believes are undervalued.

Equities - Either Long/Short. This is a strategy in which a Hedge Fund invests in equities but without any commitment to a particular market bias. For example, if the Hedge Fund's investment manager sees more opportunities to sell stocks short, the Hedge Fund may be net short. However, if the investment manager sees more opportunities on the long side, the Hedge Fund may be net long. Furthermore, a Hedge Fund may take, on a leveraged or unleveraged basis, all short or all long positions.

Equities - Short. A Hedge Fund using this strategy seeks to sell short stocks of companies which it believes are overpriced and which it believes will fall in value. Reasons for such decline could be that the Hedge Fund's investment manager may suspect inconsistencies in accounting or that the company is highly likely to experience a cash squeeze.

Equities - Trading. This strategy is similar to that of "Equities - Either Long/Short," but here the time horizon is days or weeks rather than months or years.

Interest Rate Strategies. This refers to a group of strategies ranging from speculating on the direction of interest rates (fixed income - timing) to arbitraging different parts of the yield curve (fixed income - relative value). A Hedge Fund using this strategy is not concerned primarily with the quality or yield of any particular investment but rather its expected price move, whether in an absolute sense or relative to other debt securities.

International Opportunistic. Hedge Funds employing this strategy rely on a global view to uncover exceptional pricing inefficiencies. Because of their willingness to participate in various markets around the globe, these Hedge Funds expand their range of trading opportunities. In addition, many Hedge Funds trade two or more asset classes. Assets selected are usually liquid and exchange listed, and may include stocks, bonds, currencies or commodities, as well as a wide range of derivative products.

International Regional. This strategy involves regionally focused investing in emerging and established markets outside of the United States. Many emerging market countries are undergoing economic or political restructuring. While many pricing inefficiencies exist under such circumstances, illiquidity and political turmoil demand an in-depth understanding of the region. Established market investing involves the identification of markets, industries and companies within a region that are at historical extremes in their cycles or otherwise exhibiting pricing inefficiencies.

Mergers and Reorganizations. This strategy involves purchasing shares of a corporation (and on occasion short selling shares of other corporations) where a merger transaction or reorganization is considered to be imminent. The success of this strategy involves the correct assessment of the event occurring and the timing of the occurrence.

Industry Sectors. These are investments in either equities or debt, typically on the long side, but occasionally short, in companies of a particular industry, such as banking or communications. In most cases, the chosen industry is experiencing a dramatic evolution due to changes in government regulation, technology or market demand structure. The investment managers of Hedge Funds using this strategy are chosen because of their experience in understanding the challenges and opportunities present in a particular industry.

Strategic Block. In this strategy, a Hedge Fund buys a significant block of shares of a particular company and hopes to influence management to change its methods of operation. By so doing, the Hedge Fund's investment manager hopes that its shares in the company will increase in value. The laws governing U.S. proxy actions allow investment managers to identify and directly contact other large shareholders to effect proposed changes.

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

Relative Value. Strategies of this sort involve purchasing securities that are believed to be undervalued while, at the same time, selling related or similar securities that are believed to be overvalued. A Hedge Fund's investment manager consequently is not attempting to profit from a particular security rising or falling in value, but rather is predicting that certain securities are underpriced relative to others and that the spread will narrow between the securities.

Discontinuance of the Benchmark
-------------------------------

If the Benchmark is discontinued or the sponsor creates a successor or substitute benchmark, the Board will determine the comparability to the Benchmark of another benchmark or the successor benchmark, and, in accordance with the requirements of the 1940 Act, may take steps to adopt another benchmark for the Fund. Any such action may require changes to the Swap and/or a vote of Members.

INVESTMENT POLICIES

The investment objectives of the Fund are non-fundamental and may be changed by the Board. Except as otherwise stated in this Prospectus or in the SAI, the investment policies and restrictions of the Fund are not fundamental and may be changed by the Board. The Fund's fundamental investment policies are listed in the SAI. The Fund's principal investment policies and strategies are discussed below.

The Fund's investment program is expected to permit it to maintain substantial upside potential under a wide range of market conditions while reducing the variability of return. Furthermore, while some of the investment strategies used by Man-AHL Program, Man-Glenwood Portfolio and the individual Hedge Funds involve a high degree of risk, the Fund's benchmark-based investment program should help to reduce the overall risk associated with an investment in the Fund.

LEVERAGE

The Fund is authorized to borrow money to meet repurchase requests and for cash management purposes. The Fund will not, however, borrow money for investment purposes (a practice known as "leverage"). Borrowings by the Fund will be subject to a 300% asset coverage requirement under the 1940 Act. In addition, the Benchmark upon which the Swap's notional value is based is highly leveraged; as a result, investors in the Fund are indirectly subject to the risks of using leverage. Leverage increases the risk of loss, and Benchmark losses would result in a decline in the fair value of the Swap.

Many Hedge Funds also use leverage in their investment activities through purchasing securities on margin and through selling securities short. Hedge Funds may also use leverage by entering into total return swaps or other derivative contracts as well as repurchase agreements whereby the Hedge Funds effectively borrows funds on a secured basis by "selling" portfolio securities to a financial institution for cash and agreeing to "repurchase" such securities at a specified future date for the sales price paid plus interest at a negotiated rate. Certain Hedge Funds also trade futures, which generally involves greater leverage than other investment activities due to the low margin requirements associated with futures trading.

INVESTMENT SELECTION

The Adviser is responsible for the Fund's investment program, subject to policies adopted by the Board of Managers.

                             MANAGEMENT OF THE FUND

GENERAL

The Adviser is an Illinois limited liability company and is registered with the CFTC as a commodity pool operator and commodity trading advisor and is a member of National Futures Association ("NFA"). The Adviser is also registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

The Fund's Board provides broad oversight over the operations and affairs of the Fund. A majority of the Board is comprised of persons who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Managers").

The Adviser, which was founded through a predecessor firm in 1987, currently advises approximately $4.7 billion (as of April 10, 2003), on a discretionary and non-discretionary basis for both private clients and institutional investors around the world. Since October 2000, the Adviser has been a wholly-owned subsidiary of Man Group plc, a company listed on the London Stock Exchange and a constituent of the FTSE 100 index of leading UK stocks. Man Group plc is a diversified global financial services firm that engages in a broad spectrum of activities including financial advisory services, asset management activities, sponsoring and managing private investment funds, engaging in broker-dealer transactions, and other activities, and has approximately $30 billion under management (as of July 9, 2003).

As compensation for services required to be provided by the Adviser under the Advisory Agreement, the Fund will pay the Adviser a quarterly fee (the "Management Fee") computed at the annual rate of [ ]% of the aggregate value of outstanding Units determined as of the last day of each calendar quarter (before any repurchases of Units)("Quarter-End Value").

The personnel of the Adviser principally responsible for management of the Fund are highly experienced and educated investment professionals with a long performance record in alternative investments. They have identified, evaluated, structured, managed and monitored billions of dollars in a wide range of alternative investments globally and maintain a strong network within the alternative investment community as a result of their prior and ongoing experience. The Adviser and its personnel maintain relationships with a large number of managers. The Adviser's personnel have substantial experience in managing other investments, a fund registered under the 1940 Act, and private investment funds. Certain of these clients and private investment funds pursue investment programs and strategies that are similar, in whole or in part, to that of the Fund.

The personnel of the Adviser who will initially have primary responsibility for management of the Fund are:

DR. JOHN B. ROWSELL. Dr. Rowsell, President of the Adviser, joined the Adviser in 2001 as a member of the investment committee. Before joining the Adviser, Dr. Rowsell managed an internal hedge fund at McKinsey & Company from mid-1998. Prior to that, he was a managing director in alternative asset management at Carr Global Advisors, a subsidiary of Credit Agricole Indozuez. Dr. Rowsell had also been the Director of Research for Credit Agricole Futures. Dr. Rowsell was an advisor to Goldman Sachs between 1995 and 2001 as a member of the Index Policy Committee, Goldman Sachs Commodity Index. He was also a Director at the Chicago Mercantile Exchange and an adjunct professor at the Illinois Institute of Technology, Stuart School of Business. Dr. Rowsell received a B.Sc. from the University of Guelph in Canada in 1982 and his M.S. and Ph.D. from Virginia Polytechnic Institute in 1987 and 1991, respectively.

STEVE F. FREED. Mr. Freed joined the Adviser in 2001 as a member of the investment committee. Prior to joining the Adviser, Mr. Freed was a Director and Principal at William M. Mercer Investment Consulting, Inc. Mr. Freed's responsibilities at Mercer included chairing the firm's Research and Policy Committee, conducting due diligence on both hedge fund and traditional investment managers as part of the firm's national Manager Research Group, and developing asset allocation strategies through the use of asset and liability modeling. Prior to his employment at Mercer, Mr. Freed was a pension actuary at Towers Perrin from mid-1990 to early 1996. Mr. Freed received his B.S. in Actuarial Science from the University of Illinois at Urbana-Champaign in 1990 (Summa Cum Laude) and his M.B.A. with specialization in finance from the University of Chicago Graduate School of Business in 1997. Mr. Freed is a Chartered Financial Analyst (CFA) and an Associate of the Society of Actuaries
(ASA).

MUSTAFA A. JAMA. Mr. Jama joined the Adviser in 2002 as a member of the investment committee. Prior to joining the Adviser, from mid-2001, Mr. Jama was a Director and Portfolio Manager at Deutsche Bank Absolute Return Strategies Group in New York. From early 2000 to mid-2001, Mr. Jama managed Deutsche Bank proprietary capital. From early 1997 to early 2000, Mr. Jama managed client capital at Bankers Trust / Deutsche Bank, utilizing options strategies in equities, fixed income, commodities and currencies. From mid-1995 to early 1997, Mr. Jama was a trader on Bankers Trust's Interest Rate Derivatives desk in New York. Prior to attending business school, Mr. Jama was a Design Engineer with Los Angeles Water and Power from mid-1987 to mid-1993, and was licensed to practice Civil and Structural Engineering in California. Mr. Jama received a BS in Civil Engineering from Southern University in Baton Rouge in 1987, an MS in Civil Engineering from the University of Southern California in 1991, and an MBA from the Harvard Business School in 1995.

MICHAEL J. JAWOR. Mr. Jawor joined the Adviser in 2001 as a member of the investment committee. From mid-1994 until joining the Adviser, he was a co-portfolio manager of Sirius Partners, L.P., a fund of hedge funds where he was responsible for all aspects of hedge fund manager evaluation. Mr. Jawor's prior background also includes eight years as a manager in the First National Bank of Chicago's global derivatives business. In this role he was responsible for both product development and market making of over-the-counter portfolios in interest rate (3 years), commodity (3 years) and equity (2 years) derivatives. Mr. Jawor received a BBA, Cum Laude, from Loyola University of Chicago in 1981, an MBA from the University of Chicago in 1986 and is a Chartered Financial Analyst (CFA).

DAVID KIM. Mr. Kim joined the Adviser in 2002 as a member of the investment committee. Prior to joining the Adviser, Mr. Kim was head of hedge fund manager due diligence at SNS Partners Inc., a New York-based joint venture between Banco Santander and Notz, Stucki & Cie. During his four-year tenure, he specialized in equity long/short and arbitrage/relative value strategies. Mr. Kim was also an analyst in fixed income sales, trading and research at Lehman Brothers Inc. from 1993 to 1996. Mr. Kim received a BA from Bates College in 1993, an MBA from Northwestern University's Kellogg School of Management in 1998, and also completed the General Course at the London School of Economics in 1992.

BOB TUCKER. Mr. Tucker joined the Adviser in 2002 as Chief Operating Officer and focuses on the maintenance of a robust control and procedural environment, the efficiency of the business process and the management of resources. Mr. Tucker joined Man Investment Products in 1999, where he established the Fund Operations department, responsible for capital management on new fund launches, as well as the treasury and risk management of multi-manager funds. After an intervening year with a family-related venture, which included listing a company on the London Stock Exchange, Mr. Tucker rejoined the Man Group in 2002. Previously, Mr. Tucker was CFO of the global Futures Division of Barclays Capital. Mr.
Tucker is a Chartered Accountant and trained with KPMG after completing his Bachelor of Economics degree at the University of Sydney.

ADMINISTRATIVE, ACCOUNTING, CUSTODY, TRANSFER AGENT, AND REGISTRAR SERVICES

[_______] ("_______") will act as the Fund's fund accounting agent, transfer agent, and registrar. In consideration of these services and the administrative services described below, the Fund will pay _______ a quarterly fee at the annual rate of _____% of the Quarter-End Value (the "Accounting and Other Services Fee") and will reimburse _______ for certain out-of-pocket expenses. _______ Company serves as the Fund's custodian and maintains custody of the Fund's assets. The principal business address of _______ and _______ Company is
--------.

Under the terms of the Advisory Agreement with the Fund, the Adviser provides certain administrative services to the Fund. These services include certain legal and accounting support services, certain corporate record keeping functions, provision of office space and oversight and direction of other service providers, including [ ], which provides other administrative services to the Fund as described below. In consideration of these services, the Fund will pay the Adviser a quarterly fee computed at the annual rate of [ ]% of the

Quarter-End Value. In addition to the administrative services provided by the Adviser, under the terms of an administration agreement with the Fund, [_______] will also provide certain administrative services to the Fund, including, among others: providing support services and personnel as necessary to provide such services to the Fund; supervising the entities retained by the Fund to provide investor services and custody services; handling Member inquiries regarding the Fund, including but not limited to basic questions concerning their investments in the Fund and capital account balances; preparing or assisting in the preparation of various reports, communications and regulatory filings of the Fund; assisting in the review of investor applications; monitoring the Fund's compliance with federal and state regulatory requirements; coordinating and organizing meetings of the Board and meetings of Members and preparing related materials; and maintaining and preserving certain books and records of the Fund. In consideration for these services and for fund accounting, transfer agent, custodial, and registrar services described above, the Fund will pay [_______] a quarterly Accounting and Other Services Fee computed at the annual rate of ___% of the Quarter-End Value.

INVESTOR SERVICING ARRANGEMENTS

Under the terms of an investor servicing agreement between the Fund and the Distributor (the "Investor Servicing Agreement") that has been approved by the Board, the Distributor is authorized to retain broker-dealers and certain financial advisers to provide ongoing investor services and account maintenance services to Members that are their customers ("Investor Service Providers"). These services include, but are not limited to, handling Member inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, capital account balances, and reports and tax information provided by the
Fund); assisting in the enhancement of relations and communications between Members and the Fund; assisting in the establishment and maintenance of Member accounts with the Fund; assisting in the maintenance of Fund records containing Member information; and providing such other information and Member liaison services as the Distributor may reasonably request. Under the Investor Servicing Agreement, the Fund will pay a quarterly fee computed at the annual rate of [ ]% of the aggregate value of its outstanding Units, determined as of the last day of the calendar quarter (before any repurchases of Units), to the Distributor to reimburse it for payments made to Investor Service Providers and for the Distributor's ongoing investor servicing. Each Investor Service Provider will be paid based on the aggregate value of outstanding Units held by investors that receive services from the Investor Service Provider. The Distributor will be entitled to reimbursement under the Investor Servicing Agreement for any payments it may make to any affiliated Investor Service Providers. In addition, the Distributor (or one of its affiliates) may pay from its own resources additional compensation to Investor Service Providers for ongoing servicing.

PRINCIPAL PROTECTION AND SWAP FEES

Under its Principal Protection commitment, the [Counterparty] will receive a quarterly fee from the Fund computed at the annual rate of ___% of the Quarter-End Value. Under the Swap, the [Counterparty] also will receive a quarterly fee from the Fund computed at the annual rate of ___% of the Quarter-End Value.

                             SUBSCRIPTIONS FOR UNITS

SUBSCRIPTION TERMS

The offering is contingent on receipt of a minimum aggregate subscriptions of $25 million. Any amounts received in advance of the closing will be placed in an escrow account with [_______], as the Fund's escrow agent, prior to their investment in the Fund. All subscriptions are subject to the receipt of cleared funds prior to the applicable subscription date in the full amount of the subscription. Although the Fund may accept, in its sole discretion, a subscription prior to receipt of cleared funds, an investor may not become a Member until cleared funds have been received. The investor must also submit a completed subscription agreement before the applicable subscription date. The Fund reserves the right to reject any subscription for Units and the Adviser may, in its sole discretion, suspend subscriptions for Units at any time. If on _____, 2003, the Fund has not received aggregate subscriptions amounting to $25 million, all subscription amounts received and held in escrow will be returned to subscribing investors, without payment of interest. Notwithstanding the above, the offering date may be extended a reasonable period, upon appropriate disclosure to subscribing investors. If the period is extended, the Fund will provide subscribing investors a reconfirmation offer, under which those subscribers must affirmatively elect to reconfirm their subscription. Any subscribing investor not reconfirming a subscription will have their funds returned, without payment of interest.

The minimum investment in the Fund from each investor is $25,000. The minimum investment may be reduced by the Fund with respect to individual investors or classes of investors (for example, with respect to certain key employees or Managers of the Fund, the Adviser or its affiliates). The Fund may, in its discretion, cause the Fund to repurchase all of the Units held by a Member if the Member's capital account balance in the Fund, as a result of repurchase or transfer requests by the Member, is less than $10,000.

Except as otherwise permitted by the Fund, contributions to the capital of the Fund by any Member must be made in cash, and all contributions must be transmitted by the time and in the manner that is specified in the subscription documents of the Fund. Contributions to the capital of the Fund will be payable in one installment. Although the Fund may, in its discretion, accept contributions of securities, the Fund does not currently intend to accept contributions of securities. If the Fund chooses to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets.

Each new Member must agree to be bound by all of the terms of the LLC Agreement. Each potential investor must also represent and warrant in a subscription agreement, among other things, that the investor is a "Qualified Investor" as described below and is purchasing a Unit for his, her or its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Unit.

INVESTOR QUALIFICATIONS

Each investor will be required to represent that he, she, or it is acquiring Units directly or indirectly for the account of a "Qualified Investor," which includes:

      o natural persons and companies (other than investment companies) that represent that they have a net worth (together, in the case of a natural person, with assets held jointly with the person's spouse) immediately prior to the time of purchase in excess of $1.5 million;

      o persons who have after the purchase of Units at least $750,000 under the management of the Adviser or affiliates;

      o persons who are "qualified purchasers" as defined in the Investment Company Act and the rules thereunder; and

      o certain knowledgeable employees who participate in the Adviser's investment activities.

In addition, Qualified Investors may not be charitable remainder trusts. You must complete and sign an investor certification that you meet these requirements before you may invest in the Fund. The form of this investor certification is contained in Appendix A of this Prospectus.

                       REPURCHASES AND TRANSFERS OF UNITS

NO RIGHT OF REDEMPTION

No Member or other person holding Units acquired from a Member will have the right to require the Fund to redeem those Units. There is no public market for Units, and none is expected to develop. With very limited exceptions, Units are not transferable and liquidity will be provided only through limited repurchase offers that will be made from time to time by the Fund. Any transfer of Units in violation of the LLC Agreement will not be permitted and will be void. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below. For information on the Fund's policies regarding transfers of Units, see "Repurchases and Transfers of Units - Transfers of Units" in the SAI.

REPURCHASES OF UNITS

The Fund from time to time will offer to repurchase outstanding Units pursuant to written tenders by Members. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion, and generally will be offers to repurchase a specified dollar amount of outstanding Units and not a specific number of Units.

In determining whether the Fund should repurchase Units from Members pursuant to written tenders, the Board will consider a variety of factors. The Board expects that the Fund will initially offer to repurchase Units as of ________, 2004, and quarterly thereafter as of the last business day of March, June, September, and December. The Board will consider the following factors, among others, in making its determination:

      o    whether any Members have requested to tender Units to the Fund;

      o    the liquidity of the Fund's assets;

      o    the investment plans and working capital requirements of the Fund;

      o    the relative economies of scale with respect to the size of the Fund;

      o    the history of the Fund in repurchasing Units;

      o    the economic condition of the securities markets; and

      o the anticipated tax consequences of any proposed repurchases of Units.

The Fund's assets consist of its interests in Government Securities required under the Principal Protection Agreement, and the Swap. In order to finance the repurchase of Fund Units pursuant to the repurchase offers, the Fund will liquidate pro rata the Government Securities and its interest in the Swap. Because interests in the Swap may not be transferred, the Fund may withdraw a portion of its interest only pursuant to the partial termination provisions of the Swap.

The Board will determine that the Fund repurchase Units from Members pursuant to written tenders only on terms the Board determines to be fair to the Fund and Members. When the Board determines that the Fund will make a repurchase offer, notice of that offer will be provided to each Member describing the terms of the offer, and containing information that Members should consider in deciding whether to tender Units for repurchase. Members who are deciding whether to tender their Units or portions thereof during the period that a repurchase offer is open may ascertain the estimated Net Asset Value of their Units from the Fund during the period the offer remains open.

When Units are repurchased by the Fund, Members will generally receive cash distributions equal to the value of the Units repurchased. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Units from Members.

REPURCHASE PROCEDURES

It is presently expected that, under the procedures applicable to the repurchase of Units, Units will be valued for purposes of determining their repurchase price as of a quarter end (the "Valuation Date") that is approximately 30 days after the date by which Members must submit a repurchase request and that the Fund will generally pay the value of the Units repurchased approximately one month after the Valuation Date. The amount that a Member may expect to receive on the repurchase of the Member's Units will be the value of those Units determined on the Valuation Date based on the Net Asset Value of the Fund's assets as of that date.

Under these procedures, Members will have to decide whether to tender their Units for repurchase without the benefit of having current information regarding the value of Units as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Units and the date they can expect to receive full payment for their Units from the Fund. However, upon the expiration of a repurchase offer, the Fund will deposit into a non-interest bearing escrow account an amount equal to the payment required to redeem all Units accepted for repurchase. The deposit of such amount may be delayed under circumstances where the Fund has experienced delays in receiving payments from the [Counterparty]. Members will be notified in advance of the expected payment date.

A Member who tenders for repurchase only a portion of the Member's Units will be required to maintain a capital account balance of $10,000. If a Member tenders a portion of the Member's Units and the repurchase of that portion would cause the Member's capital account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of Units to be purchased from the Member so that the required minimum balance is maintained or to redeem all the Units held by such Member.

Repurchases of Units by the Fund are subject to SEC rules governing issuer self-tender offers and will be made only in accordance with these rules.

REQUIRED REPURCHASES

The LLC Agreement provides that the Fund may make mandatory redemptions of Units of a Member or any person acquiring Units from or through a Member under certain circumstances, including if: ownership of the Units by the Member or other person will cause the Fund to be in violation of certain laws; continued ownership of the Units may adversely affect the Fund; any of the representations and warranties made by a Member in connection with the acquisition of the Units was not true when made or has ceased to be true; or it would be in the best interests of the Fund to repurchase the Units or a portion thereof. Members whose Units, or a portion thereof, are redeemed by the Fund will not be entitled to a return of any amount of sales load that was charged in connection with the Member's purchase of the Units.

                         CALCULATION OF NET ASSET VALUE

The Net Asset Value of the Fund will be computed as of the close of business on the last day of each "fiscal period" (as defined under "Capital Accounts" below). The Fund's Net Asset Value is the value of the Fund's assets less its liabilities. In computing Net Asset Value, the Fund will (1) add the value of
(a) the then-current liquidation value of the Government Securities, and (b) the fair value of the Swap, which in turn will reflect the performance of the Benchmark, the calculations of which are described below, and (2) subtract the Fund's fees and expenses. Other securities and assets of the Fund, if any, will be valued at market value, if market quotations are readily available, or will be valued at fair value as determined in good faith by the Board or in accordance with procedures adopted by the Board. Expenses of the Fund and its liabilities (including the amount of any borrowings) are taken into account for purposes of computing Net Asset Value.

The value of the Government Securities held by the Fund will have an initial value of approximately 60% of the proceeds of the Offering. The value thereafter of such Government Securities will be the then-current liquidation value of the Government Securities. No value will be attributed to the [Counterparty]'s Principal Protection commitment itself, as the commitment is only effective at Maturity.

The Swap will have an initial value of approximately 40% of the net proceeds of the Offering, that portion of the offering proceeds invested in the Swap. The Swap thereafter will have a value adjusted for the rate of return of the
Benchmark. The value of the Benchmark will be determined monthly by Man Valuation Services Limited, an affiliate of the Adviser (the "Valuation Agent"), by computing as of each valuation date the aggregate of the value of all the assets included in the Benchmark less all liabilities. The assets and liabilities will be valued, for the purpose of the Benchmark, at their market value, if market quotations are readily available, or at fair value.

As a general matter, in calculating the rate of return of the Benchmark for purposes of adjusting the value of the Swap, the Benchmark's fair value will represent the amount that an investor could reasonably expect to receive from an actual interest in the Benchmark if such an interest were redeemed or sold at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In accordance with these procedures, fair value as of each fiscal period end ordinarily will be the value determined as of such fiscal period end for each constituent part of the Benchmark in accordance with the valuation policies of the constituent parts of the Benchmark and reported by the constituent parts at the time of each valuation to the Valuation Agent.

The Board of Managers of the Fund has the obligation to value assets of the Fund if it believes that the value does not reflect fair value and has adopted fair valuation procedures, which are discussed in the SAI. See "Valuation of Assets" in the SAI. Under some circumstances, the Board may determine, based on other information available to the Fund, that the Benchmark's reported valuation does not represent fair value. In such circumstances, the Benchmark and Swap must be valued at fair value according to the fair valuation procedures. In addition, the Valuation Agent may not have a reported valuation as of a particular fiscal period end - for example, in the unlikely event that a constituent part of the Benchmark does not report a fiscal period end value on a timely basis or if a constituent part of the Benchmark does not generally report a fiscal period end valuation on a valuation date for the Fund. In such cases, the Fund would determine the fair value of such constituent part of the Benchmark based on any relevant information available at the time the Fund values its portfolio, including the most recent value reported by the constituent part of the Benchmark. Using the nomenclature of the hedge fund industry, any values reported as "estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund's valuation date.

Prospective investors should be aware that there can be no assurance that the fair values of interests in the Benchmark as determined under the procedures described above will in all cases be accurate to the extent that the Fund, the Board and the Adviser do not generally have access to all necessary financial and other information relating to the Benchmark to determine independently the value of the Benchmark. The Board's results in accurately fair valuing investments whose market value is not readily ascertainable as a result of a significant event are subject to inaccuracies and its valuation of positions could have an adverse effect on the Fund's net assets if the Board's judgments regarding appropriate valuations should prove incorrect.

                           UNITS AND CAPITAL ACCOUNTS

GENERAL

The Fund will maintain a separate capital account for each Member, which will have an opening balance equal to the Member's contribution to the capital of the Fund (i.e., the amount of the investment less any applicable sales load). The aggregate Net Asset Value of the Member's Units will reflect the value of the Member's capital account. Each Member's capital account will be increased by any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Member's Units, or portion thereof, plus the amount of any distributions to the Member that are not reinvested, plus any amounts debited against the Member's capital account as described below.

Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of (i) the last day of each fiscal year (March 31), (ii) the last day of each taxable year (December 31), (iii) any day as of which the Fund repurchases any Units of any Member, or (iv) any day as of which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective ownership of Units. Upon the closing of the initial issuance of Units, one Unit shall be issued with respect to each $100 contributed to the capital of the Fund by a Member. The Net Asset Value of a Unit will be determined by dividing the Fund's aggregate Net Asset Value by the number of Units outstanding at the applicable date.

ALLOCATION OF NET PROFITS AND LOSSES

Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of Members as of the last day of each fiscal period in accordance with Members' respective Unit ownership for the period.

Allocations for Federal income tax purposes generally will be made among Members so as to equitably reflect amounts credited or debited to each Member's capital account for the current and prior taxable years.

ALLOCATION OF SPECIAL ITEMS

Withholding taxes or other tax obligations incurred by the Fund which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member or any successor to the Member's Units is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess.

RESERVES

Appropriate reserves may be created, accrued, and charged against net assets for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) that the Fund may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, against net assets.

                                     VOTING

Each Member has the right to cast a number of votes equal to the number of Units held by such Member at a meeting of Members called by the Board. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of Managers and approval of the Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

                                      TAXES

The following is a summary of certain aspects of the income taxation of the Fund and its Members that should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state, or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Fund as a partnership for Federal income tax purposes.

This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations"), and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

Prospective Members should consult with their own tax advisers in order fully to understand the Federal, state, local, and foreign income tax consequences of an investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of this prospectus and the SAI regarding liquidity and other financial matters, including unrelated business taxable income, to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Prospective tax-exempt investors are urged to consult their own counsel and tax advisors regarding the acquisition of Units.

TAX TREATMENT OF FUND OPERATIONS

CLASSIFICATION OF THE FUND. The Fund has received an opinion of Kirkpatrick & Lockhart, LLP, counsel to IP 220, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Units will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Fund has more than 100 Members.

The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event, the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Kirkpatrick & Lockhart LLP also has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Fund, Units will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge by the Service, changes in the Code, the Regulations, or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Units, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.

As an entity treated as a partnership for tax purposes, the Fund is not itself subject to Federal income tax. The Fund will file an annual partnership information return with the Service that will report the results of operations. Each Member will be required to report separately on its income tax return its distributive share of The Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member will be taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

THE FUND'S INVESTMENTS WILL CONSIST OF GOVERNMENT SECURITIES AND THE SWAP. Original issue discount (OID) on the Government Securities will be includable in income each year in an amount equal to the sum of the daily portion of OID determined for each day during the tax year that the Government Securities are held by the Fund. For U.S. federal income tax purposes, the Swap is a notional principal contract that produces both periodic and contingent nonperiodic payments. No guidance is provided in the Regulations for the timing of inclusion in taxable income of the type contingent nonperiodic payments that might be made to the Fund pursuant to the Swap. In accordance with Treasury Regulations and the Mark-to-Market Swap Method described in Notice 2001-44, 2001-30 IRB 77, the Fund intends (1) to report income and deductions with respect to periodic payments it receives and makes in the year in which such payments are received or made; (2) to amortize the upfront significant nonperiodic payment made by the Fund over the life of the Swap; (3) to report interest income deemed to be received in connection with the deemed loan of the upfront significant nonperiodic payment to the Counterparty and to deduct amounts equal to such deemed interest as additional payments made under the Swap; and (4) to report income with respect to the contingent payment to be received at the Swap's maturity over the life of the Swap by marking the Swap to market (based on the then value of the Benchmark) at the end of each year. The Fund's reporting of such income and deductions is subject to modification during the term of the Swap as a result of further guidance that may be issued by the Service with respect to contingent nonperiodic payments made in connection with notional principal contracts or with respect to the characterization of transactions such as or similar to the Swap. Due to the lack of regulatory guidance with respect to the taxation of contingent nonperiodic payment notional principal contracts, there can be no assurance that the Fund's determination of the amount includable in any year, or the characterization of such amount, will be accepted by the Service.

UNRELATED BUSINESS TAXABLE INCOME. Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner. This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI.

For a more detailed discussion of certain aspects of the income taxation of the Fund and its investments under Federal and state law, see "Tax Aspects" in the SAI.

                            DISTRIBUTION ARRANGEMENTS

GENERAL

The Distributor acts as the distributor of Units on a best efforts basis, subject to various conditions, pursuant to the terms of a General Distributor's Agreement entered into with the Fund. Units may be purchased through the Distributor or through brokers or dealers that have entered into selling agreements with the Distributor. The Fund is not obligated to sell to a broker or dealer any Units that have not been placed with Qualified Investors that meet all applicable requirements to invest in the Fund. The Distributor maintains its principal office at 123 N. Wacker Drive, 28th Floor, Chicago, Illinois, 60606. The Distributor is an affiliate of the Adviser.

Units are being offered in a single offering. The Fund expects to deliver Units purchased in the offering on or about _______ __, 2003, or on such earlier or later date as the Distributor may determine. Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the Units. The offering is contingent on receipt of a minimum aggregate subscription of $25 million. All subscription amounts will be held in escrow until _____, 2003, unless extended. If on _____, 2003, the Fund has not received aggregate subscriptions amounting to $25 million, all subscription amounts received and held in escrow will be returned to subscribing investors, without payment of interest. The offering date may be extended a reasonable period, upon appropriate disclosure to subscribing investors. If the period is extended, the Fund will provide subscribing investors a reconfirmation offer, under which those subscribers must affirmatively elect to reconfirm their subscription. Any subscribing investor not reconfirming a subscription will have their funds returned, without payment of interest.

PURCHASE TERMS

Units are being offered only to Qualified Investors that meet all requirements to invest in the Fund. The minimum investment in the Fund by an investor is $25,000 (exclusive of the applicable sales load). This minimum may be modified by the Fund from time to time. Units are being sold subject to a sales load, described on the cover of this prospectus.

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

The sales load may be waived in certain cases with respect to purchases of Units by certain purchasers, including: (1) the Adviser, the Distributor, or their affiliates; (2) present or former officers, managers, trustees, registered representatives, and employees (and the "immediate family" of any such person, which term encompasses such person's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.)) of the Fund, the Distributor, the Adviser, and affiliates of the Distributor or the Adviser, and retirement plans established by them for their employees; (3) purchasers for whom the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity;
(4) purchasers who use proceeds from an account for which the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Units of the Fund; (5) brokers, dealers, and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals); (6) investment advisers or financial planners that have entered into an agreement with the Distributor and that purchase Units of the Fund for (i) their own accounts or (ii) the accounts of eligible clients and that charge a fee to the client for their services; (7) clients of such investment advisers or financial planners described in (6) above who place trades for the clients' own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker-dealer or agent that has entered into an agreement with the Distributor; and (8) orders placed on behalf of other investment companies that the Distributor, the Adviser, or an affiliated company distributes. For further information, see Appendix A of the SAI. To be eligible to receive a waiver of the sales load, an investor must advise the Distributor or the selling broker or dealer when making an investment.

The full amount of the sales load is reallowed by the Distributor to selling brokers and dealers. The maximum distribution compensation to be paid to distributors and related persons in connection with the offering of Units will not exceed 8% of the gross proceeds of Units sold. Such compensation consists of the maximum sales load of [ ]%. In addition, the Distributor (or one of its affiliates) may pay from its own resources additional compensation, either at the time of sale or on an ongoing basis, to brokers and dealers for Units sold by such brokers and dealers.

Investor funds will not be accepted until the registration statement to which this prospectus relates is declared effective. All investor funds for the closing of the sale of Units will be deposited in an escrow account maintained by [_______], as escrow agent, for the benefit of the investors. Funds held in the escrow account will not earn interest. If on _____, 2003, the Fund has not received aggregate subscriptions amounting to $25 million, all subscription amounts received and held in escrow will be returned to investors, without payment of interest, unless such date is extended as discussed above.

Before an investor may invest in the Fund, the Distributor or the investor's sales representative will require a certification from the investor that it is a Qualified Investor and meets other requirements for investment, and that the investor will not transfer its Units except in the limited circumstances permitted under the LLC Agreement. The form of investor certification that each investor will be asked to sign is contained in Appendix A of this prospectus. An investor's certification must be received by the Distributor, along with its payment as described above, otherwise an investor's order will not be accepted.

The LLC Agreement is contained in Appendix B of this prospectus. Each new investor will agree to be bound by all of its terms by executing the investor certification form.

                               GENERAL INFORMATION

The Fund is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Fund was formed as a limited liability company under the laws of the State of Delaware on______, 2003 and has no operating history. the Fund's address is 123 N. Wacker Drive, 28th Floor, Chicago IL 60606. The Adviser's telephone number is 312-881-6800.

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

                          TABLE OF CONTENTS OF THE SAI

STATEMENT OF ADDITIONAL INFORMATION............................................1
INVESTMENT POLICIES AND PRACTICES..............................................4
Fundamental Policies...........................................................4
Certain Portfolio Securities and Other Operating Policies......................5
REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF UNITS.....................14
Repurchase Offers.............................................................14
Mandatory Redemptions.........................................................14
Transfers of Units............................................................15
BOARD OF MANAGERS.............................................................16
INVESTMENT ADVISORY SERVICES..................................................19
THE FUND'S EXPENSES...........................................................20
CODES OF ETHICS...............................................................23
PARTICIPATION IN INVESTMENT OPPORTUNITIES.....................................23
OTHER MATTERS.................................................................24
TAX ASPECTS...................................................................25
Tax Treatment of Fund Operations..............................................26
Tax Consequences to a Withdrawing Member......................................28
Tax Treatment of Portfolio Investments........................................29
Foreign Taxes.................................................................34
Unrelated Business Taxable Income.............................................35
Certain Issues Pertaining to Specific Exempt Organizations....................37
State and Local Taxation......................................................38
ERISA CONSIDERATIONS..........................................................39
BROKERAGE.....................................................................41
VALUATION OF ASSETS...........................................................42
ACCOUNTANTS AND LEGAL COUNSEL.................................................43
CUSTODIAN.....................................................................44
CONTROL PERSONS...............................................................44
SUMMARY OF LLC AGREEMENT......................................................44
FUND ADVERTISING AND SALES MATERIAL...........................................47
FINANCIAL STATEMENTS..........................................................47
APPENDIX A: Waivers of Sales Load.............................................48

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

                       APPENDIX A: INVESTOR CERTIFICATION

In certifying that I am a "Qualified Investor," I hereby certify that at least one of the following categories describes me at the time that I am applying to purchase Units:

      o A natural person, who either individually or together with my spouse has a net worth1 in excess of $1,500,000 (the "Net Worth Requirement");

      o  An irrevocable trust that meets the Net Worth Requirement;

      o A revocable trust and each grantor of the trust that meets the Net Worth Requirement; and employee benefit plan (a "Plan") that meets the Net Worth Requirement;

      o A participant-directed Plan and the person making the investment meets the Net Worth Requirement;

      o A corporation, partnership, limited pliability company or other entity that meets the Net Worth Requirement that is not (a) a registered investment company , (b) an entity that is excluded from the definition of investment company under section 3(a) of the Investment Company Act of 1940 based on section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (c) a business development company; or

      o an entity referred to in (a), (b) or (c) of the preceding paragraph, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement.

I am not a charitable remainder trust.

I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 60 days of the date that I become a foreign person or entity. I further

----------
(1) As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct. I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

If I am the fiduciary executing this Investor Certificate on behalf of a Plan (the "Fiduciary"), I represent and warrant that I have considered the following with respect to the Plan's investment in the Fund and have determined that, in review of such considerations, the investment is consistent with the Fiduciary's responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"): (i) the fiduciary investment standards under ERISA in the context of the Plan's particular circumstances; (ii) the permissibility of an investment in the Fund under the documents governing the Plan and the Fiduciary; and (iii) the risks associated with an investment in the Fund and the fact that I will be unable to redeem the investment. However, the Fund may repurchase the investment at certain times and under certain conditions set forth in the prospectus.

I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify Man Investments, Inc. and its affiliates and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

By signing below, I hereby execute, as a Member, and agree to be bound by the terms of the Fund's Limited Liability Company Agreement (the "Agreement"), including its Power of Attorney provisions, a form of which is set forth in Appendix A to the prospectus. I have read the Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.



                                         Signature:    _________________________

                                         Name:         _________________________

                 APPENDIX B: COMPARABLE PERFORMANCE INFORMATION

                APPENDIX C: LIMITED LIABILITY COMPANY AGREEMENT

                                    [insert]

                                 MAN IP 220, LLC

                  UNITS OF LIMITED LIABILITY COMPANY INTERESTS

                                   PROSPECTUS

                                _______ __, 2003



                              MAN INVESTMENTS INC.

                  SUBJECT TO COMPLETION, DATED OCTOBER 21, 2003

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information, which is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                                        SUBJECT TO COMPLETION - OCTOBER 21, 2003


                       STATEMENT OF ADDITIONAL INFORMATION

                                _______ ___, 2003


                                 MAN IP 220, LLC
                         123 N. Wacker Drive, 28th Floor
                                Chicago, IL 60606

       Registrant's Telephone Number, including Area Code: (312) 881-6800

This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of Man IP 220, LLC (the "Fund"), dated ______ __, 2003. A copy of the Prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

The information in this SAI is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission (the "SEC") is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                TABLE OF CONTENTS

STATEMENT OF ADDITIONAL INFORMATION............................................1

INVESTMENT POLICIES AND PRACTICES..............................................3

    Fundamental Policies.......................................................3

    Certain Portfolio Securities and Other Operating Policies..................4

REPURCHASES, MANDATORY REDEMPTIONS, AND TRANSFERS OF UNITS....................11

    Repurchase Offers.........................................................11

    Mandatory Redemptions.....................................................12

    Transfers of Units........................................................12

BOARD OF MANAGERS.............................................................13

INVESTMENT ADVISORY SERVICES..................................................16

FUND EXPENSES.................................................................17

CODES OF ETHICS...............................................................18

OTHER MATTERS.................................................................18

TAX ASPECTS...................................................................18

    Tax Treatment of Fund Operations..........................................19

    Tax Consequences to a Withdrawing Member [alternatives,
    depending on Swap taxation method chosen].................................24

    Tax Treatment of Portfolio Investments....................................25

    Unrelated Business Taxable Income.........................................27

    Certain Issues Pertaining to Specific Exempt Organizations................28

    State and Local Taxation..................................................29

ERISA CONSIDERATIONS..........................................................30

BROKERAGE.....................................................................31

VALUATION OF ASSETS...........................................................32

ACCOUNTANTS AND LEGAL COUNSEL.................................................34

CUSTODIAN.....................................................................34

CONTROL PERSONS...............................................................34

SUMMARY OF LLC AGREEMENT......................................................34

FUND ADVERTISING AND SALES MATERIAL...........................................37

FINANCIAL STATEMENTS..........................................................37

APPENDIX A: Waivers of Sales Load.............................................39

                        INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

FUNDAMENTAL POLICIES

The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the "Units"), are listed below. Within the limits of these fundamental policies, the Fund's management has reserved freedom of action. As defined by the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of security holders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, orders, or other guidance provided by the SEC or its staff or otherwise described in the
Prospectus:

      1. borrow money;

      2. issue senior securities;

      3. underwrite securities issued by other persons;

      4. purchase or sell real estate and real estate mortgage loans;

      5. purchase or sell commodities or commodity contracts including futures contracts; or

      6. make loans to other persons.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus (except the Fund's fundamental policies on borrowings and the issuance of senior securities), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund's investment policies and restrictions do not apply to the notional portfolio on which the Fund's performance is in part based, but will apply to investments made by the Fund directly.

The Fund's investment objective of capital appreciation and principal protection is non-fundamental and may be changed by the Board of Managers (the "Board").

CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES

As discussed more fully in the Prospectus, the Fund attempts to achieve its investment objectives by (1) entering into a privately negotiated contractual agreement (the "Swap") with the [Counterparty] through which the Fund will obtain exposure to the total returns of the notional performance of an investment program (the "Benchmark") and (2) making an investment in securities issued by the United States Treasury ("Government Securities").

Investors should note that the Fund does not intend to make any investment other than the Swap and the Government Securities and will not invest in any of the Benchmark components. The Swap is a "securities-based swap" under the Securities Act of 1933 and therefore is not a security. The Fund takes the position that the Swap therefore is an eligible swap agreement generally exempt from the jurisdiction of both the Securities and Exchange Commission (with the possible exception of certain antifraud provisions) and the Commodity Futures Trading Commission ("CFTC"), pursuant to the Gramm-Leach-Bliley Act of 1999 and the Commodity Futures Modernization Act of 2000.

Additional   information   regarding  the  types  of  securities  and  financial
instruments that may be used by the component parts of the Benchmark, as well as certain of the investment techniques that may be used, are set forth below.

EQUITY SECURITIES. The Benchmark's component parts may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

There is no restriction on the level of equity securities long or short in the Benchmark components. These investments may include securities issued by companies having relatively small market capitalization, including "micro cap" companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

FIXED-INCOME SECURITIES. The Benchmark's component parts may include fixed-income securities. The Benchmark's component parts may include these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (I.E., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (I.E., market risk). Certain fixed-income securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

The Benchmark's component parts may include both investment grade and non-investment grade debt securities (commonly referred to as "junk bonds"). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a "Rating
Agency") in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined to be of comparable quality.

Non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

NON-U.S. SECURITIES. The Benchmark's component parts may include equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities which may be included in the Benchmark's component parts may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the Prospectus under "Risk Factors - Types of Investments and Related Risks - Non-U.S. Investments."

As a general matter, the Benchmark's component parts are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, the Benchmark's component parts may include forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving an obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when an Index Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Benchmark`s component parts to "lock in" the U.S. dollar price of the security. Forward contracts also may be used by the Benchmark's component parts to attempt to protect the value of existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Benchmark's component parts' inclusion of non-U.S. securities and the forward contracts entered into with respect to those securities. Forward contracts also may be used for non-hedging purposes.

ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

MONEY MARKET INSTRUMENTS. The Benchmark's component parts may include, during periods of adverse market or economic conditions for defensive purposes, high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents. The Fund also may invest in these instruments for liquidity purposes pending allocation of its offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which the Benchmark's component parts may purchase securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Benchmark's component parts at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Benchmark's component parts would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Benchmark's component parts might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Benchmark's component parts. Reverse repurchase agreements are a form of leverage that also may increase the volatility of the Benchmark's component parts.

SPECIAL INVESTMENT TECHNIQUES. The Benchmark's component parts may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques the Benchmark's component parts may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Benchmark's component parts may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that the Benchmark's component parts may suffer losses as a result of its hedging activities.

DERIVATIVES.  The  Benchmark's  component  parts  will  engage  in  transactions
involving  options,   futures  and  other  derivative   financial   instruments.
Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative. Derivatives permit the Benchmark's component parts to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the performance of the Benchmark's component parts.

If the Benchmark's component parts include derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the return of the Benchmark's component parts or result in a loss. The Benchmark's component parts also could experience losses if its derivatives were poorly correlated with other investments, or if they were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

OPTIONS AND FUTURES. The Benchmark's component parts may utilize options and futures contracts. They also may use so-called "synthetic" options (notional principal contracts with characteristics of an over-the-counter option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, the Benchmark's component parts bear the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, the Benchmark's component parts may have difficulty closing out its position.

Over-the-counter  options and synthetic  transactions  purchased and sold by the
Benchmark's   component  parts  may  include  options  on  baskets  of  specific securities.

The Benchmark's component parts may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which the Benchmark's component parts own the underlying security. The sale of such an option exposes the Benchmark's component parts during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on, for example, a hedge fund's books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Benchmark's component parts need not be covered.

The Benchmark's component parts may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Benchmark's component parts will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Benchmark's component parts would ordinarily effect a similar "closing sale transaction," which involves liquidating a position by selling the option previously purchased, although the Benchmark's component parts could exercise the option should it deem it advantageous to do so.

Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

The Benchmark's component parts may include futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Benchmark's component parts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Benchmark's component parts to substantial losses.

Successful use of futures also is subject to the ability of the Benchmark's component parts to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Benchmark's component parts may purchase and sell stock index futures contracts and single stock futures contracts. A stock index future obligates the Benchmark's component parts to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day. A single stock future obligates the Benchmark's component parts to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the stock at the opening of trading on the next business day.

The Benchmark's component parts may purchase and sell interest rate futures contracts. An interest rate future represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

The Benchmark's component parts may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

OPTIONS ON SECURITIES INDEXES. The Benchmark's component parts may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by the Benchmark's component parts of options on stock indexes will be subject to the ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment.

WARRANTS AND RIGHTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

SWAP AGREEMENTS. The Benchmark's component parts may enter into equity, interest rate, index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Benchmark's component parts would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, the Benchmark's component parts' current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of payments that a party is contractually obligated to make. If the other party to a swap defaults, the risk of loss of the Benchmark's component parts consists of the net amount of payments that it contractually is entitled to receive.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES. To reduce the risk of changes in securities prices and interest rates, the Benchmark's component parts may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Benchmark's component parts enter into the commitment, but the Benchmark's component parts do not make payment until it receives delivery from the counterparty. After the Benchmark's component parts commit to purchase such securities, but before delivery and settlement, they may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the investor's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Benchmark's component parts to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Benchmark's component parts are fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of the Benchmark's component parts. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Benchmark's component parts on a forward basis will not honor its purchase obligation. In such cases, the Benchmark's component parts may incur a loss.

           REPURCHASES, MANDATORY REPURCHASES, AND TRANSFERS OF UNITS

REPURCHASE OFFERS

As discussed in the Prospectus, offers to repurchase Units will be made by the Fund at such times and on such terms as may be determined by the Board in its sole discretion in accordance with the provisions of applicable law. In determining whether the Fund should repurchase Units from Members pursuant to written tenders, the Board will consider various factors, including but not limited to those listed in the Prospectus, in making its determinations.

The Board will cause the Fund to make offers to repurchase Units from Members pursuant to written tenders only on terms it determines to be fair to the Fund and to all Members. When the Board determines that the Fund will repurchase Units, notice will be provided to each Member describing the terms thereof, and containing information Members should consider in deciding whether and how to participate in such repurchase opportunity. Members who are deciding whether to tender their Units during the period that a repurchase offer is open may ascertain an estimated net asset value of their Units from the Fund during such period. If a repurchase offer is oversubscribed by Members, the Fund will repurchase only a pro rata portion of the Units tendered by each Member.

MANDATORY REPURCHASES

As noted in the Prospectus, the Fund has the right to repurchase Units of a Member or any person acquiring Units from or through a Member under certain circumstances. Such mandatory repurchases may be made if:

      o Units have been transferred or such Units have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member; or

      o ownership of Units by a Member or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction; or

      o continued ownership of such Units may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Members to an undue risk of adverse tax or other fiscal consequences; or

      o any of the representations and warranties made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true; or

      o  it would be in the best interests of the Fund to repurchase Units.

TRANSFERS OF UNITS

No person may become a substituted Member without the written consent of the Board, which consent may be withheld for any reason in its sole and absolute discretion. Units may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member or (ii) with the written consent of the Board, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances. Without limiting the foregoing, the Board generally will not consent to a transfer unless the transfer is (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account. The Board may permit other pledges, transfers or assignments under such other circumstances and conditions as it, in its sole discretion, deems appropriate; provided, however, that prior to any such pledge, transfer or assignment, the Board shall consult with counsel to the Fund to ensure that such pledge, transfer or assignment will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to

Member eligibility and suitability. In addition to the foregoing, no Member will be permitted to transfer Units unless after such transfer the balance of the capital account of the transferee, and of the Member transferring the Units if the transfer involves less than all of such Member's Units, is at least equal to the Fund's minimum investment requirement.

Any transferee meeting the Fund's eligibility requirements that acquires Units in the Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member or otherwise, will be entitled to the allocations and distributions allocable to the Units so acquired and to transfer such Units in accordance with the terms of the Fund's Limited Liability Company Agreement (the "LLC Agreement"), but will not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member as provided in the LLC Agreement. If a Member transfers Units with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as a Member. Each Member and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the Member eligibility requirements, the Fund reserves the right to redeem its Units. Any transfer of Units in violation of the LLC Agreement will not be permitted and will be void.

The LLC Agreement provides that each Member has agreed to indemnify and hold harmless the Fund, the Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Member in violation of these provisions or any misrepresentation made by such Member in connection with any such transfer.

                                BOARD OF MANAGERS

The Board of the Fund provides broad oversight over the operations and affairs of the Fund and has overall responsibility to manage and control the business affairs, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The Managers of the Board are not required to contribute to the capital of the Fund or to hold Units of the Fund. A majority of the Managers of the Board are persons who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Managers"). The Independent Managers perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Managers and officers of the Fund and brief biographical information regarding each Manager and officer during the past five years is set forth below. The business address of each officer and Manager is c/o Glenwood Capital Investments, L.L.C., 123 N. Wacker Drive, 28th Floor, Chicago, Illinois 60606. Each Manager who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

--------------------------------------------------------------------------------------------------
                                                                    NUMBER OF
                                                                    PORTFOLIOS
                                    TERM OF         PRINCIPAL        IN FUND
                   POSITION(S)     OFFICE AND       OCCUPATION       COMPLEX         OTHER
                    HELD WITH      LENGTH OF      DURING PAST 5    OVERSEEN BY    DIRECTORSHIPS
NAME AND AGE        THE FUND      TIME SERVED         YEARS          MANAGER     HELD BY MANAGER
--------------------------------------------------------------------------------------------------
                                                 President of                    Quality
                                 Perpetual       Glenwood                        Systems Inc.
                  President,     until           Capital                         (software);
Frank C. Meyer    Principal      resignation     Investments,                    Man-Glenwood
(59)              Executive      or removal,     L.L.C.                          Funds (2
                  Officer and    Manager since   (investment            2        investment
                  Manager*       [     ]         advisor)                        companies)
--------------------------------------------------------------------------------------------------
                                                 Sale and
                                 Perpetual       marketing of
                                 until           hedge funds for
John Kelly (56)   Manager*       resignation     the Man                         Man-Glenwood
                                 or removal,     Investments                     Funds (2
                                 Manager since   Inc. Division          2        investment
                                 [    ]          of Man Group plc                companies)
--------------------------------------------------------------------------------------------------

[INDEPENDENT  MANAGERS  TO  BE  ADDED  WILL  BE  REFLECTED  IN  A  PRE-EFFECTIVE
AMENDMENT.]

Managers may be removed in accordance with the LLC Agreement with or without cause by, if at a meeting, a vote of a majority of the Members or, if by written consent, a vote of Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members. Managers are required to retire as of December 31 of the year in which they reach 75 years of age.

PRINCIPAL OFFICERS WHO ARE NOT MANAGERS:

------------------------------------------------------------------------------------------------

                   POSITION(S) HELD                           PRINCIPAL OCCUPATION DURING PAST
NAME AND AGE         WITH THE FUND     LENGTH OF TIME SERVED  5 YEARS
------------------------------------------------------------------------------------------------
                  Treasurer and
Alicia Derrah     Principal                                   Accounting Officer, Glenwood
(44)              Financial and                               Capital Investments, L.L.C.
                  Accounting Officer   [  ]                   (investment advisor)
------------------------------------------------------------------------------------------------

[COMPENSATION TABLE TO BE ADDED]

The Independent Managers will each be paid an annual retainer of $[ ] ($[ ] for the Fund's first partial year) and meeting fees of $[ ] (or $[ ] in the case of telephonic meetings) by the Fund, and Managers are reimbursed by the Fund for their travel expenses related to Board meetings. The Managers do not receive any pension or retirement benefits from the Fund. The officers of the Fund do not receive any additional compensation from the Fund.

The Board has formed an Audit Committee composed of three Managers, each an Independent Manager, the functions of which are: (1) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Fund's service providers; (2) to oversee the quality and objectivity of the Fund's financial statements and the independent audit of those statements; and (3) to the extent that Managers are not members of the Audit Committee, to act as a liaison between the Fund's independent auditors and the Board. The Chairman of the Audit Committee is an Independent Manager and receives an annual retainer of $[ ] in connection with serving in such position.

The Board has formed a Contracts Committee composed of three Managers. The Contracts Committee is responsible for considering, evaluating, and making recommendations to the full Board (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously) concerning all contractual arrangements with service providers to the Fund and all other matters in which the Adviser or its affiliates has any actual or potential conflict of interest with the Fund. The Chairman of the Contracts Committee is an Independent Manager and receives no additional compensation in connection with serving in such position.

The Board has formed a Valuation Committee composed of three Managers. The Valuation Committee is responsible for: (i) periodically reviewing the Fund's procedures for valuing its holdings, and making any recommendations to the Fund with respect thereto; (ii) reviewing proposed changes to those procedures; (iii) periodically reviewing information regarding industry developments in connection with valuation; and (iv) periodically reviewing information regarding fair value and liquidity determinations made pursuant to the procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously). The Chairman of the Valuation Committee is an Independent Manager and receives no additional compensation in connection with serving in such position.

                          INVESTMENT ADVISORY SERVICES

THE ADVISER

Pursuant to the terms of an investment advisory agreement entered into between the Fund and the Adviser dated as of ________, 2003 (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program and, if required, shall provide investment advice and recommendations to the Fund with respect to its investments and arranging for the purchase and sale of such portfolio securities.

The Adviser is authorized, subject to the approval of the Board and the interest holders of the Fund, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services, subject to the requirement that the Adviser supervise the rendering of any such services to the Fund by its affiliates.

As compensation for services required to be provided by the Adviser under the Advisory Agreement, the Fund will pay the Adviser a quarterly fee (the "Management Fee") computed at the annual rate of [ ]% of the aggregate value of its outstanding interests determined as of the last day of the quarter (before any repurchases of interests).

The Advisory Agreement was approved by the Board (including a majority of the Independent Managers), at a meeting held in person on ______, 2003, and was approved on ______, 2003 by the Adviser, the then sole interest holder of the Fund. It has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement, the Adviser is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. In addition, it provides that the Adviser may act as investment adviser for any other person, firm or corporation and use the names "Man" or "IP 220" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Adviser shall no longer act as investment adviser of the Fund, the Adviser may withdraw the right of the Fund to use the names "Man" or "IP 220" as part of its name.

The Adviser or its designee maintains the Fund's accounts, books and other documents required to be maintained under the 1940 Act at [Administrator's address].

                                        FUND EXPENSES

The Fund will bear all expenses incurred in its business and operations, including, but not limited to, the following:

      o all costs and expenses associated with the registration of the Fund under, and compliance with, any applicable Federal or state laws;

      o attorneys' fees and disbursements associated with updating the Fund's registration statement, Prospectus and other offering related documents (the "Offering Materials"); the costs of printing the Offering Materials; and attorneys' fees and disbursements associated with the preparation and review thereof;

      o  the  costs  and  expenses  of  holding  meetings  of the  Board and any
         meetings  of  Members,   including  legal  costs  associated  with  the
         preparation and filing of proxy materials;

      o  the Management Fee;

      o the fees and disbursements of Fund counsel, legal counsel to the Independent Managers (if any), independent accountants for the Fund and other consultants and professionals engaged on behalf of the Fund;

      o  all costs and expenses associated with the Fund's repurchase offers;

      o the fees payable to various service providers pursuant to a Investor Servicing Agreements, and any other agreements, and the fees of any industry organizations;

      o all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

      o the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund;

      o all expenses of computing the Fund's net asset value, including any equipment or services obtained for these purposes; and

      o all charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; and

      o such other types of expenses as may be approved from time to time by the Board.

                                 CODES OF ETHICS

The Fund and the Adviser have each adopted codes of ethics. The codes are designed to detect and prevent improper personal trading by their personnel, including investment personnel that might compete with or otherwise take advantage of the Fund's portfolio transactions. Covered persons include the Managers and the officers and managers of the Adviser, as well as employees of the Adviser having knowledge of the investments and investment intentions of the Fund. The codes of ethics permit persons subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                  OTHER MATTERS

Except in accordance with applicable law, the Adviser and its affiliates are not permitted to buy securities or other property from, or sell securities or other property to, the Fund. However, subject to certain conditions imposed by applicable rules under the 1940 Act, The Fund may effect certain principal transactions in Government Securities with one or more accounts managed by the Adviser. These transactions would be made in circumstances where the Adviser has determined it would be appropriate for the Fund to purchase (or sell), and the Adviser determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates, and of their respective directors, managers, officers or employees, may give rise to additional conflicts of interest.

                                   TAX ASPECTS

The following is a summary of certain aspects of the income taxation of IP 220 and its Members that should be considered by a prospective Member. IP 220 has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting IP 220, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of IP 220 as a partnership for Federal income tax purposes.

This summary of certain aspects of the Federal income tax treatment of IP 220 is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code that could change certain of the tax consequences of an investment in IP 220. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL, AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN IP 220.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of IP 220 are consistent with their overall investment plans. Prospective tax-exempt investors are urged to consult their own counsel and tax advisors regarding the acquisition of Units.

TAX TREATMENT OF FUND OPERATIONS

CLASSIFICATION OF IP 220. IP 220 has received an opinion of Kirkpatrick & Lockhart LLP, counsel to IP 220, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, IP 220 will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership  is  any  partnership  the  interests  in  which  are  traded  on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Units in IP 220 will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). IP 220 may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if IP 220 has more than 100 Members.

The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event

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the  partnership's  status is examined  under a general facts and  circumstances test set forth in the Section 7704 Regulations. Kirkpatrick & Lockhart LLP has also rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of IP 220 as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board, Units of IP 220 will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that IP 220 will not be treated as a publicly traded partnership taxable as a corporation.

The opinions of counsel described above, however, are not binding on the Service or the courts. If it were determined that IP 220 should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of IP 220 would be subject to corporate income tax when recognized by IP 220; distributions of such income, other than in certain redemptions of Units, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of IP 220; and Members would not be entitled to report profits or losses realized by IP 220.

As an entity treated as a partnership for tax purposes, IP 220 is not itself subject to Federal income tax. IP 220 will file an annual partnership information return with the Service which will report the results of operations. Each Member will be required to report separately on its income tax return its distributive share of IP 220's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member will be taxed on its distributive share of IP 220's taxable income and gain regardless of whether it has received or will receive a distribution from IP 220. In addition, IP 220 does not intend to make periodic distributions of its net income or gains, if any, to Members. The amount and timing of any distributions will be determined in the sole discretion of the Board. Accordingly, it is likely that a Member's share of taxable income from IP 220 (as well as the taxes imposed on that income) could exceed the distributions, if any, he or she receives from IP 220. As a result, Members will be required each year to pay any applicable federal and state taxes on their respective shares of IP 220's taxable income or gains (if IP 220 has any such income or gains), and any such taxes would have to paid by the Members from other sources. As discussed below, Members will be furnished with a tax information report annually stating each Member's respective share of IP 220's tax items.

ALLOCATION OF PROFITS AND LOSSES. The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by IP 220 for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code.

TAX ELECTIONS; RETURNS; TAX AUDITS. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section
754. Under the LLC Agreement, at the request of a Member, the Board, in its sole

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discretion,  may cause IP 220 to make such an election. Any such election,  once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board presently does not intend to make such election. The Board has the authority to make any tax elections it determines to be appropriate.

The Board decides how to report the partnership items on IP 220's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which IP 220's items have been reported. In the event the income tax returns of IP 220 are audited by the Service, the tax treatment of IP 220's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. A Member chosen by the Board, designated as the "Tax Matters Partner," has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to IP 220 items.

TAX CONSEQUENCES OF INVESTMENT IN SWAP

NOTIONAL PRINCIPAL CONTRACTS

Section 1.446-3 of the Regulations provides rules on the timing of inclusion of income and deductions for amounts paid or received pursuant to notional principal contracts. The regulations define a notional principal contract (an "NP Contract") as a "financial instrument that provides for the payment of amounts by one party to another at specified intervals calculated by reference to a specified index upon a notional principal amount, in exchange for specified consideration or a promise to pay similar amounts." Section 1.446-3(c)(1)(i). Payments made pursuant to NP Contracts covered by the Regulations are divided into three categories (periodic, nonperiodic, and termination payments), and the Regulations provide separate timing regimes for each. However, the Regulations provide no guidance for the timing of inclusion or deduction of CONTINGENT NONPERIODIC payments made under NP Contracts. In addition, Section 1.446-3 does not provide rules governing the character (e.g., ordinary income, capital gain or return of capital) of the various types of payments that could be made pursuant to an NP Contract.

IP 220 will make an initial large nonperiodic payment to the Counterparty pursuant to the Swap. The Swap will also provide contingent periodic payments from the Counterparty to IP 220 each calendar quarter in connection with anticipated regular expenses of IP 220. Provided the Swap is not terminated as a result of the decline in value of the IP Benchmark to $0, the Swap will also make CONTINGENT NONPERIODIC payments to IP 220 either at the Swap's maturity or as necessary to provide liquidity to IP 220 (as when IP 220 repurchases the Interests of Members). The Regulations provide rules with respect to the inclusion in income of periodic and noncontingent nonperiodic payments received, and deduction of periodic and noncontingent nonperiodic payments made, by the Swap counterparties. The existing Regulations do not, however, provide guidance with respect to the appropriate tax treatment of the contingent nonperiodic payments that might be made to IP 220 pursuant to the Swap.

PERIODIC PAYMENTS

IP 220 will deduct periodic payments it makes, and include in income periodic payments it receives, on a current basis. Generally, the parties paying and receiving periodic payments -- payments made at intervals of one year or less during the entire term of an NP Contract - must recognize the ratable daily portion of a periodic payment for the taxable year to which that portion relates. If the amount of a periodic payment is not determinable at the end of a taxable year because the value of the index on which it is based is not fixed until a date that occurs after the end of the taxable year, the ratable daily portion of a periodic payment that relates to that taxable year is based on the index that would have applied if the index were fixed as of the last day of the taxable year.

UPFRONT SIGNIFICANT NONPERIODIC PAYMENT

The Regulations provide, as a general rule, that parties to an NP Contract must recognize the ratable daily portion of a nonperiodic payment for the taxable year to which that portion relates and that a nonperiodic payment must be recognized over the term of an NP Contract in a manner that reflects the substance of the NP Contract. The Regulations set forth alternative approaches for recognizing an upfront nonperiodic payment over the term of an NP Contract:
(1) by equating the NP Contract to a series of cash-settled forward contracts; or (2) by amortizing the upfront payment, assuming that it represents the present value a series of equal payments over the term of the contract (the "level payment method").

Further, an NP Contract with a "significant" nonperiodic payment is treated as two separate transactions consisting of an on-market, level payment swap and loan. The loan must be accounted for independently of the swap. IP 220 believes that its upfront payment under the Swap will be considered a "significant" nonperiodic payment for purposes of the Regulations.

In the case of the Swap, IP 220's upfront payment will be amortized as an expense of IP 220 over the life of the Swap. As the upfront payment is deemed to be the present value of a series of level payments, the amount deducted by IP 220 each year will increase each year, in the same manner as the amount of principal paid under a fixed-rate level payment mortgage loan increases over the life of the mortgage loan.

Further, IP 220 will be deemed to have made a loan to the Counterparty in an amount equal to the upfront payment, which loan will be deemed to be repaid, with interest, by the Counterparty as the Counterparty makes, or is deemed to make, payments to IP 220 pursuant to the Swap. The interest portion of the payments, or deemed payments, made to IP 220 will be includable by IP 220 in its income in the years in which such payments are made or deemed to be made. As IP 220 will not actually receive the deemed interest payments, IP 220 will also be deemed to have returned the interest amounts to the Counterparty as additional, deductible payments under the Swap.

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

Contingent NONPERIODIC PAYMENTS RECEIVED BY IP 220

As described above, the Regulations do not provide guidance with respect to the appropriate tax treatment of the contingent nonperiodic payments that might be made to IP 220 pursuant to the Swap. The Service and the Treasury Department have, however, announced that they are considering several possible methods for timing the inclusion or deduction for income tax purposes of CONTINGENT NONPERIODIC payments made pursuant to NP Contracts. See Notice 2001-44, 2001-30 IRB 77.

The methods described in Notice 2001-44 are:

      (1) the MARK-TO-MARKET METHOD, requiring the parties to mark their NP Contract to market and recognize gain or loss at year end, or when the contract is terminated or assigned;

      (2) the NONCONTINGENT SWAP METHOD; requiring a determination of the amount that would be required to be paid to hedge the contingent obligation and allocating that noncontingent amount over the life of the contract on a constant-yield basis;

      (3) the FULL ALLOCATION METHOD; accounting for all of the payments only in the year in which all contingencies are resolved (no inclusion in income for payments received and no deductions payments made until all contingencies are resolved); and

      (4) the MODIFIED FULL ALLOCATION METHOD, accounting for each payment in the year in which the contingencies with respect to that payment are resolved (and deferring deductions with respect to the amount by which payments made by a party in any year exceed the amounts received by such party in such year).

IP 220 intends to use the MARK-TO-MARKET METHOD - or such other method as IP 220 may consider most appropriate based upon such guidance as the Service may hereafter provide with respect to the taxation of contingent nonperiodic payments - to report the income it receives in connection the contingent nonperiodic payment to be made by the Counterparty. The following is a more complete discussion of the various methods under consideration by the Service and an explanation of why IP 220 believes that the MARK-TO-MARKET METHOD is most appropriate for reporting income received by IP 220 pursuant to the Swap.

      1.   MARK-TO-MARKET METHOD

Under the MARK-TO-MARKET METHOD, taxpayers would mark their NP Contract to market and recognize gain or loss at year end, or when the contract is terminated or assigned.

The Service has said that it believes that the MARK-TO-MARKET METHOD has the advantages of being certain and clear with respect to timing and character. The Service admits, however, that this method would likely be difficult to administer for non-exchange traded instruments to the extent that there is no consensus on the fair market value of the NP Contract.

The Service has indicated that MARK-TO-MARKET METHOD does not provide neutrality of tax treatment compared to almost any financial instrument or combination of instruments or compared to the underlying property, but that it would provide

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

equitable tax treatment between counterparties. The MARK-TO-MARKET METHOD accurately reflects the change in economic position over time of both counterparties as a result of being a party to the NP Contract, to the extent that the mark is accurate. Finally, the MARK-TO-MARKET METHOD is the most flexible of the methods, as it is constrained only by the ability to provide a consistent system for measuring the market value of instruments.

IP 220 believes that the MARK-TO-MARKET METHOD provides an appropriate approach to taxing the income received in connection with the Swap as it provides tax treatment that is clearly tied to the change in economic position of IP 220 over time. Although the MARK-TO-MARKET METHOD could result in the recognition of income, gain and loss at times when the contingencies inherent in the Swap have not been resolved - because the Swap does not terminate at year-end - the MAR-TO-MARKET METHOD allows IP 220 to recognize the ratable daily portion of the contingent nonperiodic payment for the taxable year to which that portion relates and reflects the economic substance of the Swap.

      2.   THE NONCONTINGENT SWAP METHOD

The NONCONTINGENT SWAP METHOD provides an approach to accruing contingent payments made pursuant to an NP Contract. The method provides techniques for taxpayers to convert the contingent nonperiodic payment provided for in the NP Contract into a noncontingent periodic amount by creating a payment schedule that spreads the recognition of income or deduction of this noncontingent amount over the life of the NP Contract on a constant yield basis.

Under the NONCONTINGENT SWAP METHOD, the cost of hedging the exposure to the contingent swap payment is used as a proxy for the contingent payment itself. The cost of hedging the contingent payment under the NP Contract is the current price of a portfolio of financial assets that, if liquidated on the swap expiration date, will exactly cover the cost of the contingent payment. The cost of hedging is determined at the time the Swap is entered into and is not adjusted later to reflect changes in market conditions. This approach has been chosen for consideration by the Service because if a party to a contingent NP Contract assumed the hedging cost, both counterparties would be in the same position as if the contingent future obligation were actually paid.

The Service has said that it believes that the NONCONTINGENT SWAP METHOD has the policy advantage of being certain and clear in many cases. It depends, however, on the ability to establish the cost of hedging the contingent payment exposures using forward pricing analysis. The methodology may be difficult to administer and apply in some cases because of the subjectivity in pricing forward contracts where there is no active market.

IP 220 believes that the NONCONTINGENT SWAP METHOD could provide an appropriate method for allowing IP 220 to recognize the income of the contingent nonperiodic payment to be made to IP 220 at the Swap's maturity over the term of Swap in a manner that reflects the substance of the Swap, while also allowing IP 220 to match contingent income against the amortization of IP 220's deductions relating to the noncontingent payments as those deductions are required to be taken pursuant to existing Regulations.

Pursuant to the NONCONTINGENT SWAP METHOD, the amounts included in income by IP 220 each year in connection with the contingent amount to be paid to IP 220 pursuant to the Swap will be offset to the extent of the annual deductions taken by IP 220 pursuant to the amortization of IP 220's upfront payment as described above.

      3.   THE FULL ALLOCATION METHOD

Under the FULL  ALLOCATION  METHOD,  taxpayers  would not  include or deduct any payment that is required to be made under the NP Contract (periodic, nonperiodic, contingent, and noncontingent) until the taxable year in which all contingencies are resolved. When the final contingency is resolved, the parties would treat all payments as made or received in the year of the resolution of the contingency.

The Service has said that it believes that the FULL ALLOCATION METHOD has the policy advantages of being certain, clear, and administrable. The FULL ALLOCATION METHOD provides partial neutrality of tax treatment compared to options and forwards, and compared to ownership of the underlying equity, but does not provide neutrality of tax treatment compared to tax treatment of contingent debt.

The Service has also indicated that it believes that the FULL ALLOCATION METHOD does not reflect the change in economic position over time of either counterparty as a result of being a party to the NP Contract, because all tax consequences are postponed until the contract matures or is terminated, saying that this result is particularly open for manipulation to the extent taxpayers have the ability to terminate a contract if it has decreased in value but can retain the contract if it has increased in value.

IP 220 believes that the FULL ALLOCATION METHOD could provide an appropriate approach to taxing the income received in connection with the Swap as it provides tax treatment that is clearly tied to the actual income, gain and loss realized in connection with the Swap. IP 220 believes, however, that the FULL ALLOCATION METHOD is not currently available because its treatment of noncontingent payments (which are part of the Swap along with the contingent payment) is inconsistent with current Regulations.

      4.   MODIFIED FULL ALLOCATION METHOD

Under the MODIFIED FULL ALLOCATION METHOD, each party to the NP Contract would offset any noncontingent payments made by that party in a taxable year against any payments received in that year with respect to the NP Contract, but would not be able to claim a deduction in such year if the amounts received were less than the amounts paid out. Any net deductions with respect to the NP Contract would be deferred until all contingencies are resolved. The inclusion of income or gain relating to contingent nonperiodic payments would also be deferred until the taxable year in which all contingencies are resolved. In effect, this method accords with those tax principles that provide for income to be recognized when received and deductions to be deferred until all contingencies with respect to that deduction are resolved. However, this method modifies the effects of these principles by first determining income on an annual net basis.

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

The Service has said that it believes that the MODIFIED FULL ALLOCATION METHOD has the advantages of being certain and clear, and being relatively easy to administer, but that the method does not provide for neutrality of tax treatment with respect to other possible financial instruments or combinations of instruments that have economic characteristics similar to a contingent NP
Contract. The Service has also indicated that it does not believe that the method accurately reflects the change in economic position over time of counterparties subject to the method because of the differing treatment of net receipts and payments under the NP Contract.

IP 220 believes that the MODIFIED FULL ALLOCATION METHOD provides an appropriate approach to taxing the income received in connection with the Swap and the deduction of payments made in connection with the Swap as it provides tax treatment that is clearly tied to the actual income, gain and loss realized in connection with the Swap at the time when all contingencies with respect to any item have been resolved, with the exception that it defers the deduction of expenses until such time as there is recognition of offsetting income. IP 220 believes, however, that the FULL ALLOCATION METHOD is not currently available because its treatment of noncontingent payments (which are part of the Swap along with the contingent payment) is inconsistent with current Regulations.

POSSIBILITY OF NEW REGULATIONS

IP 220 understands that the Service issued Notice 2001-44 because of the Service's recognition of (1) deficiencies in the existing Regulations with respect to the increasing variety of NP Contracts and, in particular, with respect to the timing of inclusion in income and deduction of expense relating to contingent nonperiodic payments and (2) accordingly, the need for new Regulations. IP 220 expects that the Service will issue new Regulations or other guidance at some point during the term of the Swap and that, as a result of such new Regulations, IP 220 might be permitted, or required, to change its method of reporting income and deductions with respect to the Swap.

CHARACTER OF INCOME, GAIN AND/OR LOSS

As mentioned above, the Regulations do not provide clear guidance regarding the character of any gain or loss realized with respect to the Swap; that is, whether any gain realized in connection with an investment in the Swap will be ordinary income or capital gain, and whether any loss will be ordinary or capital. Periodic payments made under the Swap should generally give rise to ordinary income and deductions. It remains unsettled whether contingent nonperiodic payments made at maturity of a contract, or other payments made pursuant to the terms of a contract but as a result of one of the parties exercising an option for early termination, will be capital or ordinary. IP 220's upfront significant nonperiodic payment with respect to the Swap will be amortized over the life of the Swap and deducted against the annual amounts to be included in income pursuant to the MARK-TO-MARKET METHOD to be followed by IP
220. IP 220 intends to report the net income it receives pursuant to the Swap, after deduction of payments made by IP 220, as ordinary income.

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

CONSTRUCTIVE OWNERSHIP TRANSACTIONS

In the event that a portion of the payment received by IP 220 at the maturity of the Swap were to be considered capital gain rather than ordinary income, Section 1260 of the Code could result in the treatment of a portion of such gain as ordinary income and the imposition of an additional tax. Section 1260 of the Code, adopted in 1999, provides special tax treatment for "constructive ownership transactions" in which the taxpayer has the economic benefit of owning an interest in a pass-through entity, such as a partnership, but defers the income tax consequences of such economic benefits, because the taxpayer holds a derivative right based on the performance of the entity rather than holding a direct interest in the entity and treats (without regard to the application of Section 1260) the economic benefit as long-term capital gain for income tax purposes.

Section 1260 applies to a taxpayer who holds a long position under a notional principal contract with respect to an interest in a pass-through entity (a "financial asset"). For purposes of Section 1260, a person is treated as holding a long position under a notional principal contract with respect to a financial asset if such person (a) has the right to be paid (or to receive credit for) all or substantially all of the investment yield (including appreciation) on such financial asset for a specified period, and (b) is obligated to reimburse (or provide credit for) all or substantially all of any decline in the value of such financial asset.

Although no Regulations have been promulgated with respect to Section 1260, and no other guidance exists with respect to the application of Section 1260, it is possible that the Swap could be considered a "constructive ownership transaction" to the extent that it reflects the value of pass-through entities such as hedge fund partnerships included in the IP 220 Benchmark. If Section 1260 were to apply, gain realized in relation to the hedge fund partnerships and reflected in the payment received by IP 220 at the Swap's maturity would be treated as long-term capital gain only to the extent that IP 220 can provide clear and convincing evidence that the appreciation in value reflected in the final payment reflects long-term capital gain or appreciation in the underlying hedge fund assets. To the extent that IP 220 cannot demonstrate the long-term capital gain nature of the gain or appreciation in such underlying assets, the gain relating to the performance of pass-through entities included in the IP 220 Benchmark and reflected in the Swap's final payment would be treated as ordinary income and would be subject to an interest charge as if such ordinary income had been received ratably over the term of the Swap.

Inasmuch IP 220 intends to report net income with respect to the Swap as ordinary income, Section 1260 should not apply,

TREATMENT OF THE SWAP AS A FORWARD CONTRACT

It is possible that the Service could characterize the Swap as a cash-settled forward contract or a number of cash-settled forward contracts rather than as a notional principal contract. In that event, amounts paid by IP 220 with respect to the Swap would not be deductible by IP 220, but would be taken into account in computing gain or loss on the closing of the forward contract. The net gain or loss realized on the closing of the Swap would be considered long-term capital gain or loss. In the event that the closing of the Swap resulted in long-term capital gain, Section 1260, as described above, would apply to that portion of the gain resulting from the hedge fund partnerships included in the IP 220 Benchmark.

TAX CONSEQUENCES TO A WITHDRAWING MEMBER

A Member receiving a cash liquidating distribution from IP 220, in connection with a complete withdrawal from IP 220, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in its Units, except to the extent that IP 220 allocates ordinary income to such withdrawing Member. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Member's contributions to IP 220. To the extent that the payment made to repurchase a withdrawing Member's Units requires a partial termination of the Swap and the payment on the Swap is characterized as ordinary income, IP 220 will allocate such ordinary income to the withdrawing Member. A withdrawing Member will also recognize ordinary income to the extent such Member's allocable share of IP 220's "unrealized receivables" exceeds the Member's basis in such unrealized receivables (as determined pursuant to the Regulations) and to the extent such distribution includes interest. For these purposes, accrued but untaxed market discount, if any, on securities held by IP 220 will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in its Units, to the extent that the amount distributed to such Member includes interest and to the extent that IP 220 allocates income to the Member in connection with the payment made to the Member.

The LLC Agreement provides that the Board may specially allocate items of Fund gain and income to a withdrawing Member to the extent the withdrawing Member's capital account would otherwise exceed its adjusted tax basis in its Units. Such a special allocation of gain or income may result in the withdrawing Member recognizing capital gain, which may include short-term capital gain, in the Member's last taxable year in IP 220, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal. Such special allocation income may also result in the withdrawing Member recognizing ordinary income rather than capital gain.

The LLC Agreement also provides that the Board may specially allocate items of Fund capital gain (including short-term capital gain) and/or other types of income to a withdrawing Member to appropriately allocate the items of income, gain or loss recognized by the Fund as a result of a partial termination of the Swap prior to the end of the Swap's term.

DISTRIBUTIONS OF PROPERTY. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section

731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of
Section 731(c)(3)(C)(iii). IP 220 will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member is an "eligible partner", which term should include a Member whose contributions to IP 220 consisted solely of cash, the distribution of securities would not be recharacterized as a distribution of cash.

TAX TREATMENT OF PORTFOLIO INVESTMENTS

IN GENERAL. IP 220 expects that it will act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

The maximum ordinary income tax rate for individuals is 35%(1) and, in general, the maximum individual income tax rate for long-term capital gains is 15% (unless the taxpayer elects to be taxed at ordinary rates - see "Limitation on Deductibility of Interest" below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

IP 220 might be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The amounts actually received in subsequent years may differ from the amounts taxable in earlier years, in which case further ordinary income or loss may be realized in the year of receipt.

GOVERNMENT SECURITIES. Original issue discount (OID) on the Government Securities will be includable in income each year in an amount equal to the sum of the daily portion of OID determined for each day during the tax year that the Government Securities are held by IP 220.

LIMITATION ON DEDUCTIBILITY OF INTEREST. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net


----------
(1) This rate was reduced to 35% pursuant to recently enacted legislation. However, this legislation contains a "sunset" provision that will result in the top rate being restored to 39.6% in 2011.

investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

For purposes of this provision, IP 220's activities will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member's share of the interest expenses attributable to IP 220's operation. In such case, a noncorporate Member would be denied a deduction for all or part of that portion of its distributive share of the ordinary losses attributable to interest expenses unless it had sufficient investment income from all sources including IP 220. A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance its investment in IP 220. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

DEDUCTIBILITY OF PORTFOLIO INVESTMENT EXPENDITURES AND CERTAIN OTHER EXPENDITURES. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income.(2) In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2003, $139,500 or $69,750 for a married person filing a separate return) to deduct such investment expenses. Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

These limitations on deductibility should not apply to a noncorporate Member's share of the trade or business expenses of IP 220. These limitations will apply, however, to a noncorporate Member's share of the investment expenses of IP 220 (including the Management Fee, the fee paid to the Adviser as IP 220's administrator), to the extent such expenses are allocable to the investment activity of IP 220. These limitations will also apply to a noncorporate Member's share of IP 220's Swap payment deductions to the extent that such deductions exceed IP 220's Swap income in any year.

The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Members should consult their tax advisers with respect to the application of these limitations.


----------
(2) However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. There is a disagreement between two Federal Courts of Appeal on the question of whether the investment advisory fees incurred by a trust are exempt (under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. Members that are trusts or estates should consult their tax advisers as to the applicability of these cases to the investment expenses that are allocated to them.

No deduction is allowed for sales loads paid by a Member to acquire Units of IP 220; instead any such fees will be included in the Member's adjusted tax basis for its Units. To the extent that any portion of the investor servicing fee is treated as a selling expense, such portion would be subject to the same treatment.

APPLICATION OF RULES FOR INCOME AND LOSSES FROM PASSIVE ACTIVITIES. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Income or loss from IP 220's securities investment activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Member's share of such income and gain from IP 220.

UNRELATED BUSINESS TAXABLE INCOME

Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.(3)

This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition.

Treasury Regulations(4) provide that income from notional principal contracts, and all deductions connected with such income, are excluded in computing UBTI. Further, IP 220 does not expect to incur "acquisition indebtedness" with respect to its transactions.

----------
(3) With certain exceptions, tax-exempt organizations that are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

(4) Treasury Regulations Section 1.512(b)-1(a)(1).

A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI.

See "ERISA Considerations."

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

PRIVATE FOUNDATIONS. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Board believes that the Fund will meet such 95% gross income test.

A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

QUALIFIED RETIREMENT PLANS. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. See "ERISA Considerations."

ENDOWMENT FUNDS. Investment managers of endowment funds should consider whether the acquisition of Units is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

STATE AND LOCAL TAXATION

In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction. State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which the Fund acquires an interest may conduct business in a jurisdiction which will subject to tax a Member's share of the partnership's income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

The Fund has been organized under the laws of the State of Delaware and maintains its office and operations in Illinois. Illinois does not currently impose any income tax on partnerships. As the Fund directs and manages its business from its offices in Illinois, the Fund may be subject to the Illinois Personal Property Replacement Income Tax, which is imposed at the rate of 1.5% of Fund net income attributable to Illinois. In addition, each Member which is a resident of Illinois, as well as each non-resident Member, assuming the Fund is engaged in a trade or business, may be required annually to file an Illinois income tax return reporting his pro rata share of the Fund's income. Illinois net income is currently taxed at the rate of 3% for individuals and 4.8% for C corporations, in addition to a corporate Personal Property Replacement Income Tax of 2.5%. Corporations, partnerships and certain trusts that are Members of the Fund should not be subject to two levels of the replacement tax on their distributive share of Fund income allocated to Illinois. Instead, the Fund will exclude such Members allocable share of income or loss from its income subject to the replacement tax on its Illinois Fund return. Therefore, the Fund should not pay any replacement tax on the corporate Members' allocable share of income, but such Member will still be required to pay the replacement tax at the 2.5% rate on its share of Fund income allocated to Illinois.

Each Member will also generally be required to include its share of Fund income in determining his taxable income in the state and local jurisdiction in which it is a resident and may not be subject to personal property taxes. To the extent that a non-resident Member pays taxes to Illinois or other jurisdictions due to the Fund's conduct of business there, it may be entitled to a deduction or credit against taxes owed to its state of residence with respect to the same income.

Since Members may be affected in different ways by state and local law, each prospective Member is advised to consult with its personal tax advisor regarding the state and local taxes payable in connection with an investment in the Fund.

Each prospective corporate Member should consult its tax adviser with regard to the applicable state and local tax consequences of an investment in the Fund.

                              ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the Fund's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects - Unrelated Business Taxable Income" and "-- Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Fund. A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Certain prospective Benefit Plan Members may currently maintain relationships with the Adviser or its affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan Members should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan Members will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the Prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Members should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

                                    BROKERAGE

The Fund is expected to incur minimal, if any, direct brokerage expenses. In the Benchmark, however, the manager of the Man-AHL Program and the investment manager of each Hedge Fund in the Man-Glenwood Portfolio, is directly responsible for placing orders for the execution of portfolio transactions and for the allocation of brokerage. Such expenses will be reflected in the performance of the Benchmark, and through the Swap will affect the return of the

Fund. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. Commissions and/or other expenses, including clearing, also may be incurred in connection with futures or other transactions. The Man-AHL Program may pay affiliates of the Adviser in regard to such expenses.

In selecting brokers and dealers to execute transactions, each investment manager will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities. Although it is expected that each manager generally will seek reasonably competitive commission rates, the lowest commission available may not necessarily be paid on each transaction. Typically, there is no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities or investments. Brokerage practices adopted by the Man-AHL Program or Hedge Funds may vary and will be governed by their organizational documents and/or internal procedures.

Consistent with the principle of seeking best price and execution, orders may be placed with brokers that provide the investment manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of each entity are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the investment managers or their affiliates in providing services to clients other than the Hedge Funds they manage. In addition, not all of the supplemental information is necessarily used by an investment manager in connection with the Hedge Fund it manages. Conversely, the information provided to an investment manager by brokers and dealers through which other clients of such manager or its affiliates effect securities transactions may be useful to such manager in providing services to the Hedge Fund or the Man-AHL Program.

It is anticipated that the investment managers will generally follow brokerage placement practices similar to those described above. However, certain of those managers may have policies that permit the use of brokerage commissions of a Hedge Fund to obtain products or services that are not research related and that may benefit such manager.

                               VALUATION OF ASSETS

The calculation of the Fund's net asset value is described in the Prospectus in "Calculation of Net Asset Value." The Fund does not intend to make any investments other than those described in the Prospectus, which consist of the Swap and the Government Securities. The Principal Protection Agreement will not be valued, as it has no value unless certain conditions exist at Maturity. All assets of the Fund will be valued according to the procedures established by the Board. The value of the Benchmark, and therefore the Swap, will be determined monthly by Man Valuation Services Limited, an affiliate of the Adviser (the "Valuation Agent"), by computing as at each valuation date the aggregate of the value of all the notional assets included in the Benchmark less all notional liabilities. The notional assets and liabilities will be valued, for the purpose of the Benchmark, at their market value, if market quotations are readily available, or at fair value.

Fair Value
----------

The Fund anticipates that the Board will value its investment in the Swap, which has a value based on the notional value of the Benchmark, at fair value because it is unlikely that a liquid market for the Swap will exist. As a general matter, the fair value of the Benchmark reflected in the value supplied by the Valuation Agent is the amount that the Fund could reasonably expect to receive if it held an actual interest in the Benchmark that were redeemed or sold at the time of valuation, based on information reasonably available at the time the valuation is made and that the board of the Fund believes to be reliable. Pursuant to valuation policies and procedures, the Board may delegate valuation to the Valuation Committee, and the administration of those procedures to the Adviser.

Fair value as of each fiscal period (as defined in the LLC Agreement) end ordinarily will be the value determined by the Valuation Agent for the constituent parts of the Benchmark as of such fiscal period end: (a) for the Man-AHL Program, ordinarily, the value determined as of such fiscal period end in accordance with the valuation policies of the Man-AHL Program and reported at the time of each valuation to the Valuation Agent, and (b) for the Man-Glenwood Portfolio, ordinarily, the value determined as of such fiscal period end in accordance with the Portfolio's valuation policies and reported at the time of each valuation to the Valuation Agent. Under some circumstances, the Adviser or the Valuation Agent may determine, based on other information available to the Valuation Agent or Adviser, that Man-Glenwood Portfolio's value, based on a Hedge Fund's reported valuation, does not represent fair value. In addition, Man-Glenwood Portfolio, and thus the Valuation Agent, may not have a Hedge Fund's reported valuation as of a particular fiscal period end - for example, in the unlikely event that a Hedge Fund does not report a fiscal period end value to the Man-Glenwood Portfolio on a timely basis or if a Hedge Fund does not generally report a fiscal period end valuation on a valuation date for the Fund (E.G., if the Hedge Fund reports valuations on a quarterly, rather than monthly, basis). In such cases, the Adviser or Valuation Agent would determine the fair value of Man-Glenwood Portfolio, based on such Hedge Fund, on any relevant information available at the time the Fund values its portfolio, including the most recent value reported by the Hedge Fund. Using the nomenclature of the hedge fund industry, any values reported as "estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund's valuation date. Although the procedures approved by the Fund's Board provide that the Valuation Agent and Adviser will review the valuations provided by the Man-Glenwood Portfolio, or the managers of the Hedge Funds, neither the Valuation Agent, the Adviser, nor the Fund's Board will be able to confirm independently the accuracy of valuation calculations provided by such Hedge Fund managers.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the Swap or notional asset in the Benchmark. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser and/or the Fund's Board will reevaluate its fair value methodology to determine what, if any, adjustments should be made to the methodology.

Expenses of the Fund, including the Adviser's investment management fee, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of the Fund if the judgments of the Board, the Adviser, the Valuation Agent, or the managers of the Man-AHL Program and Man-Glenwood Portfolio (or managers of Hedge Funds in the Man-Glenwood Portfolio) should prove incorrect.

                          ACCOUNTANTS AND LEGAL COUNSEL

_______________ serves as the independent auditors of the Fund. Its principal business address is ______________________.

Kirkpatrick & Lockhart LLP, Boston, Massachusetts, acts as counsel to the Fund.

                                    CUSTODIAN

[______Company] (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is ________.

                                 CONTROL PERSONS

[list of control persons, if any]

Before the commencement of the Fund's operations, the persons named above were the only persons owning of record or beneficially 5% or more of the outstanding Units.

                            SUMMARY OF LLC AGREEMENT

The following is a summary description of additional items and of select provisions of the LLC Agreement that are not described elsewhere in this SAI or in the Fund's Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement contained in Appendix B to the Prospectus.

LIABILITY OF MEMBERS

Members in the Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, a Member will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being a Member, except that the Member may be obligated to make capital contributions to the Fund pursuant to the LLC Agreement, to repay any funds wrongfully distributed to the Member. A Member may be required to contribute to the Fund, whether before or after the Fund's dissolution or after the Member ceases to be a Member, such amounts as the Fund deems necessary to meet the Fund's debts, obligations or liabilities (not to exceed for any Member, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the Member's Units and any other amounts received by the Member from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

DUTY OF CARE

The LLC Agreement provides that neither the Managers nor, if applicable, the Adviser (including certain of its affiliates, among others) shall be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Managers by the Fund, but not by the Members individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. A Manager will not be personally liable to any Member for the repayment of any balance in such Member's capital account or for contributions by such Member to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its Members. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Manager for any liability, including liability under Federal securities laws, that, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

POWER OF ATTORNEY

By purchasing Units and by signing the LLC Agreement (which each Member will do by virtue of signing the Member certification form attached to the Prospectus as Appendix A), each Member will appoint the officers of the Fund and each of the

Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the officers of the Fund and each of the Managers and as such is irrevocable and continues in effect until all of such Member's Units have been withdrawn pursuant to a repurchase or redemption of the Units or a transfer to one or more transferees that have been approved by the Board for admission to the Fund as substitute Members.

TERM, DISSOLUTION AND LIQUIDATION

The Fund will be dissolved:

      o  upon the affirmative vote to dissolve the Fund by the Board; or

      o upon the failure of Members to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of the Fund; or

      o  as required by operation of law.

Upon the occurrence of any event of dissolution, the Board or a liquidator acting as such under appointment by the Board is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the Prospectus under "Capital Accounts - Allocation of Net Profits and Losses."

Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to Members, including actual or anticipated liquidation expenses, (2) next to satisfy debts, liabilities and obligations owing to the Members, (3) next to the Adviser and distributor to the extent of any balance in the Adviser's and/or distributor's account, and (4) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

VOTING

Each Member has the right to cast a number of votes equal to the number of Units held by such Member at a meeting of Members called by the Board. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Managers, approval of the Fund's agreement any investment adviser of the Fund, and certain other matters, to the extent that the 1940 Act requires a vote of Members on any such matters. Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

REPORTS TO MEMBERS

The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for such Members to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to Members a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Adviser regarding the Fund's operations during each fiscal quarter also will be sent to Members.

FISCAL YEAR

For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. The first fiscal year of the Fund will commence on the date of the initial closing and will end on March 31, 200_. For tax purposes, the Fund intends to adopt the 12-month period ending December 31 of each year as its taxable year. However, in certain circumstances the Fund may be required to adopt a taxable year ending on another date.

                       FUND ADVERTISING AND SALES MATERIAL

Advertisements and sales literature relating to the Fund and reports to Members may include quotations of investment performance. In these materials, the Fund's performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray the Fund's investment performance. The Fund's investment performance will vary from time to time, and past results are not necessarily representative of future results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund's investment performance to the performance of recognized market indices, risk measurement criteria, and other information related to the portfolio's performance. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

                                     FINANCIAL STATEMENTS

The Fund will issue a complete set of financial statements on an annual basis prepared in accordance with generally accepted accounting principles.

      o  [seed financial statements will be inserted by amendment]

      o  [[Counterparty] financial statements will be inserted by amendment]

                        APPENDIX A: WAIVERS OF SALES LOAD

A. WAIVERS OF SALES LOAD FOR CERTAIN PURCHASERS.

Units purchased by the following investors are not subject to any sales load (and no commissions to brokers or dealers are paid on such purchases):

      o  The Adviser, the Distributor, or their affiliates;

      o Present or former officers, managers, trustees, registered representatives, and employees (and the "immediate family" of any such person, which term encompasses such person's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.)) of the Fund, the Portfolio Company, the Distributor, the Adviser, and affiliates of the Distributor or the Adviser, and retirement plans established by them for their employees;

      o Purchasers for whom the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity;

      o Purchasers who use proceeds from an account for which the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Units of the Fund;

      o Brokers, dealers, and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals)

      o Investment advisers or financial planners that have entered into an agreement with the Distributor and that purchase Units of the Fund for
         (i) their own accounts or (ii) the accounts of eligible clients and that charge a fee to the client for their services;

      o Clients of such investment advisers or financial planners described above who place trades for the clients' own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker-dealer or agent that has entered into an agreement with the Distributor; and

      o Orders placed on behalf of other investment companies that the Distributor, the Adviser, or an affiliated company distributes.

B. WAIVERS OF SALES LOAD IN CERTAIN TRANSACTIONS.

Units issued or purchased in the following transactions are not subject to sales loads (and no commissions to brokers or dealers are paid on such purchases):

      o Units issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

      o  Units purchased by the reinvestment of distributions from the Fund.

                           PART C - OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(1)     Financial Statements:

        Not applicable.

(2)     Exhibits:

(a) Limited Liability Company Agreement, dated as of April 28, 2003 filed herewith.

(b)     By-Laws filed herewith.

(c)     Not applicable.

(d)     Not applicable.

(e)     Not applicable.

(f)     Not applicable.

(g) Form of Investment Advisory Agreement dated _____, 2003 to be filed by amendment.

(h)     (i)    Form of General Distributor's Agreement to filed by amendment.

        (ii) Form of Selling Agreement between Man Investments Inc. and selected dealers, to be filed by amendment.

(i)     Not applicable.

(j)     Custody Agreement dated _____, 2003 to be filed by amendment.

        (k) (i) Form of Administration Agreement dated ______, 2003 to be filed by amendment.

        (ii) Form of Investor Servicing Agreement dated ___, 2003 to be filed by amendment.

        (iii) Expense Limitation Agreement dated ___, 2003 to be filed by amendment.

        (iv)   Swap Agreement to be filed by amendment.

        (v)    Principal Protection agreement to be filed by amendment.

(l) Opinion and Consent of Kirkpatrick & Lockhart LLP to be filed by amendment.

(m)     Not applicable.

(n)     (i)    Opinion and Consent of  Kirkpatrick & Lockhart LLP on tax matters to be filed by amendment.

        (ii)   Consent of Independent Auditors to be filed by amendment.

(o)     Not applicable.

(p) Agreement Regarding Provision of Initial Capital to be filed by amendment.

(q)     Not applicable.

(r)     Form of Code of Ethics to be filed by amendment.

(s)     Not applicable.

ITEM 25.  MARKETING ARRANGEMENTS

      Not applicable.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      The approximate expenses in connection with the offering, some of which will be borne by the Adviser, are as follows:

Registration and Filing Fees                               $
National Association of Securities Dealers, Inc. Fees
Blue Sky Fees
Costs of Printing and Engraving.
Accounting Fees and Expenses
Legal Fees and Expenses.
Total          ______                                      $_______

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

      None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

      Set forth below is the number of record holders as of _________, 2003 of each class of securities of the Registrant:

                                                               Number of
      Title of Class                                       Record Holders
      --------------                                       --------------

      Units of Limited Liability Company Interest,
      par value $0.01 per share.                                  0

ITEM 29.  INDEMNIFICATION

      Registrant's Limited Liability Company Agreement and By-Laws contain, and the General Distributor's Agreement is expected to contain, provisions limiting the liability and providing for indemnification of the Registrant's Managers and officers under certain circumstances.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 29, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      Reference is made to: (i) the information set forth under the caption "Investment Advisory and Other Services" in the Statement of Additional Information; and (ii) the Form ADV of Glenwood Capital Investments, L.L.C. (the "Adviser") (File No. 801-58047) filed with the Commission, all of which are incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

      All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession and custody of the Registrant's custodian, _______________ _______________, _________ __ _______,
and its transfer agent, __________________,  ________________, ______________ __
_______, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of the Adviser. The offices of the Adviser are located at 123 N. Wacker Drive, 28th Floor, Chicago, Illinois, 60606. The Adviser's telephone number is 312-881-6800. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the Adviser.

ITEM 32.  MANAGEMENT SERVICES

      Not applicable.

ITEM 33.  UNDERTAKINGS

1.    Not applicable.

2.    Not applicable.

3.    Not applicable.

4.    Not applicable.

5.    Not applicable.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                   SIGNATURES

      Pursuant to requirements of the Securities Act and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Chicago and the State of Illinois, on the 21st day of October 2003.

                                         MAN IP 220, LLC


                                         By:  /s/ Frank C. Meyer
                                            -------------------------------
                                                  Frank C. Meyer
                                                  President

      Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                     Title                            Date
---------                     -----                            ----

/s/ Frank C. Meyer
____________________          President, (Principal            October 21, 2003
  Frank C. Meyer              Executive Officer), and
                              Manager.

/s/ Alicia Derrah
____________________          Treasurer (Principal             October 21, 2003
  Alicia Derrah               Financial and  Accounting
                              Officer).


/s/ John Kelly
____________________          Manager                          October 21, 2003
  John Kelly

Index to Exhibits

(a)   Limited Liability Company Agreement.

(b)   By-Laws.